     As filed with the Securities and Exchange Commission June 2, 2008



                                              File Nos. 002-67052 and 811-03023
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               -----------------

                                    FORM N-1A

                               -----------------

                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933



                        Post-Effective Amendment No. 231



                                       AND

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940



                                Amendment No. 232


                                   FORUM FUNDS
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                                  800-754-8757


                                  Peter Kronberg

                          Citigroup Fund Services, LLC
                          100 Summer Street, Suite 1500
                                 Boston, MA 02110

                                   Copies to:

                             Robert J. Zutz, Esq.
                 Kirkpatrick Lockhart Gates Preston Ellis LLP
                               1601 K Street, N.W.
                             Washington, D.C. 20006

                               -----------------

It is proposed that this filing will become effective:





[ ]  immediately upon filing pursuant to Rule 485, paragraph (b)(1)


[ ]  on [___________] pursuant to Rule 485, paragraph (b)(1)


[X]  60 days after filing pursuant to Rule 485, paragraph (a)(1)



[ ]  on [___________] pursuant to Rule 485, paragraph (a)(1)



[ ]  75 days after filing pursuant to Rule 485, paragraph (a)(2)


[ ]  on [___________] pursuant to Rule 485, paragraph (a)(2)

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of series being registered:




Absolute Strategies Fund



================================================================================

[LOGO] ABSOLUTE Strategies
       FUND



--------------------------------------------------------------------------------

                                  PROSPECTUS


                                August 1, 2008


                       ABSOLUTE INVESTMENT ADVISERS LLC
                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES

--------------------------------------------------------------------------------

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal
         Deposit Insurance Corporation or any other government agency.

[LOGO] ABSOLUTE INVESTMENT ADVISERS

   Absolute Strategies Fund and logo are registered servicemarks of Absolute
                       Investment Advisers LLC; Absolute
 Investment Advisers ("AIA") and logo are registered servicemarks of AIA; and
              other marks referred to herein are the trademarks, servicemarks, registered trademarks or registered servicemarks of the respective owners thereof.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS


       RISK/RETURN SUMMARY                                             2

              Investment Objective                                     2

              Principal Investment Strategies                          2

              Principal Investment Risks                               4

       PERFORMANCE                                                     7

       FEE TABLES                                                      9

       INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES/RISKS 12

              Investment Objective                                    12

              Principal Investment Strategies                         12

              Investment Policies                                     13

              Principal Investment Risks                              14

       MANAGEMENT                                                     19

              The Adviser and Sub-Advisers                            19

              Portfolio Managers                                      21

              Other Service Providers                                 22

              Fund Expenses                                           22

       YOUR ACCOUNT                                                   23

              How to Contact the Fund                                 23

              General Information                                     23

              Buying Shares                                           25

              Selling Shares                                          29

              Choosing a Share Class                                  32

              Exchange Privileges

              Retirement Accounts                                     33

       OTHER INFORMATION                                              33

              Distributions                                           33

              Taxes                                                   33

              Organization                                            34

       FINANCIAL HIGHLIGHTS                                           35

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
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RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P 500 Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES


Absolute Investment Advisers LLC ("ABSOLUTE"), the Fund's investment adviser, believes that there are important benefits that come from investing alongside skilled money managers whose strategies, when combined, will seek to provide enhanced risk-adjusted returns, and lower volatility and lower sensitivity to financial market indices. Based on this belief, the Fund will pursue absolute returns by allocating assets among a carefully chosen group of asset managers (the "Sub-Advisers") who employ a wide range of specialized investment strategies. ABSOLUTE will allocate Fund assets among strategies of the Sub-Advisers that it believes offer the potential for attractive long-term investment returns individually and are expected to blend within the Fund's portfolio so that it will have low correlation and low volatility relative to the broader stock and bond markets.

The strategies utilized by the Fund include absolute return strategies as well as strategies aimed at enhanced risk-adjusted returns. The strategies are actively managed investments that aim to produce absolute (positive) returns over a full market cycle while managing risk exposure. The investment techniques utilized are common among hedge fund-type strategies and may attempt to exploit disparities or inefficiencies in markets, geographical areas, and companies; take advantage of anticipated price movements, up and/or down, of markets; and/or benefit from cyclical relationships or special situations and events (such as spin-offs or reorganizations). Strategies may have low correlation to traditional markets due to Sub-Advisers' seeking asymmetric return payoffs and idiosyncratic risks and attempting to minimize market-related risks.

The Sub-Advisers may invest and trade in a wide range of instruments, markets and asset classes, including, but not limited to U.S. and non-U.S. equities and equity-related instruments, currencies, financial futures, options, swaps and fixed-income and other debt-related instruments. The Sub-Advisers may invest in equity and debt securities of companies of all sizes and without limit on the credit quality or maturity of debt securities.

In connection with their investment strategies, the Sub-Advisers will make use of a variety or combination of sophisticated investment techniques including but not limited to the following:

LONG-BIASED EQUITY STRATEGY capitalizes on underpriced equity securities or on positive market trends and may concentrate in certain securities markets, industries, company sizes, or geographical areas. Strategies are primarily managed for absolute return and Sub-Advisers assess risk and opportunity on an absolute, not an index-relative basis, by focusing on relatively few investments that the manager believes are undervalued and offer a margin-of-safety, or offer high growth opportunities. Selective hedging through the use of short sales or options may be utilized to manage risk exposure. Strategies may also focus on special situations or events, including distressed equities.


LONG/SHORT EQUITY MARKET NEUTRAL STRATEGY attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that are undervalued and short selling those stocks that are considered to be overvalued. Sub-Advisers intend to maintain approximately equal value exposure in long and short positions in order to offset the effects of general stock market movements.

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                                                       ABSOLUTE STRATEGIES FUND
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CONVERTIBLE ARBITRAGE STRATEGY seeks to take advantage of the pricing inefficiencies of the embedded option in a convertible bond. Convertible Arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. Certain managers may also seek to hedge interest rate exposure under some circumstances. Some managers may also employ leverage. Certain strategies may maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond.


LONG/SHORT OR HEDGED EQUITY STRATEGY uses a variety of techniques, including those in long-biased equity above, and attempts to minimize overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. Sub-Advisers may also use leverage and derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

FIXED INCOME, LONG/SHORT CREDIT AND DISTRESSED DEBT STRATEGY invests primarily in debt securities of domestic and foreign governments, agencies, and companies of all maturities and qualities, including high yield and TIPS (Treasury Inflation -- Protected Securities) and emerging market debt. The Fund may invest in mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and other mortgage related securities ("Mortgage Related Securities"). Strategies may utilize credit default swaps to anticipate the decline in the price of an overvalued security or utilize treasury futures to hedge interest-rate risk. Mortgage Related Securities may also include securities rated below investment grade or unrated, performing or distressed debt and equity securities issued by issuers of collateralized debt obligations and special situation investments, such as distressed corporate or sub-prime mortgage securities. Distressed securities may also be issued by companies ranging from those undergoing restructurings in bankruptcy proceedings to those attempting to restructure out of court to those that are healthy but have short-term cash flow or liquidity problems. Strategies may also involve leverage and hedging through the use of various derivatives, such as futures, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return.


GLOBAL MACRO AND EMERGING MARKET STRATEGY seeks to take advantage of opportunities in a variety of global assets that are believed to have the highest probability of success (long investment) or failure (short investment). Opportunities may include domestic or international and, at times, high-growth emerging markets. Opportunities may also include fixed income, currencies, precious metals or commodities. Sub-Advisers may utilize positions held through individual securities, Exchange Traded Funds ("ETFs"), derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income, currencies and commodities. Sub-Advisers may concentrate investments in a limited number of securities, issuers, industries, or countries.

The Fund may also invest in other securities and instruments and employ investment strategies that are, or may in the future, become available.


ABSOLUTE will have primary responsibility for selecting the Fund's Sub-Advisers and determining the portion of the Fund's assets to be allocated to each Sub-Adviser. ABSOLUTE reviews a range of qualitative and quantitative factors (e.g. investment process and statistical analysis) when evaluating each Sub-Adviser and their appropriate asset allocation. Assets are allocated in an attempt to diversify across multiple strategies and investment styles, which ABSOLUTE believes are complementary and, when combined, will produce enhanced risk-adjusted returns.


ABSOLUTE may also direct a Sub-Adviser to reduce or limit its investment in certain assets or asset classes in order to achieve the desired composition of the Fund's portfolio. ABSOLUTE retains the discretion to invest the Fund's assets in

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


securities and other instruments directly and may do so in certain circumstances including pending allocation to a Sub-Adviser, to hedge against overall Fund exposure created by the Sub-Advisers, or to increase or reduce the Fund's exposure to a particular issuer sector or industry or general market risk including interest rate risk.


SUB-ADVISERS ABSOLUTE will select Sub-Advisers from the following group of registered investment advisers. There is no fixed or minimum allocation to any Sub-Adviser; however, ABSOLUTE will limit allocations to any one Sub-Adviser strategy to between 0% and 20% of total Fund assets.

Aronson+Johnson+Ortiz, LP
Bernzott Capital Advisors
Contravisory Research & Management Corp.
GMB Capital Management, LLC
Horizon Asset Management, Inc.
Kinetics Asset Management, Inc.
Kovitz Investment Group, LLC
Metropolitan West Asset Management, LLC
Mohican Financial Management, LLC
SSI Investment Management, Inc.
TWIN Capital Management, Inc.
Yacktman Asset Management Co.

In the future, ABSOLUTE may remove Sub-Advisers from the foregoing group. ABSOLUTE may also add Sub-Advisers subject to approval of the Board of Trustees of the Fund (the "Board") and applicable shareholder notice requirements.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in overall markets and in the specific assets held by the Fund. The market value of assets in which the Fund invests is based upon the markets' perception of value and is not necessarily an objective measure of the assets' value. The Fund is also non-diversified and may invest in securities of a limited number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets are diversified among the securities of a greater number of issuers.

The success of the Fund's investment strategy depends largely on ABSOLUTE's skill in selecting Sub-Advisers and allocating assets to those Sub-Advisers and on each Sub-Adviser's skill in assessing the potential of the assets in which the Fund invests. Also, because the Fund's investment position at any given time will vary depending on ABSOLUTE's and the Sub-Advisers' current view of the overall climate of the markets, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than the investment return and principal value of other funds that do not employ an absolute return focus. For example, if the Fund or a Sub-Adviser takes a defensive posture by hedging its portfolio and stock prices advance, the return to investors may be lower than if the portfolio had not been hedged.

Other principal risks include:

   Securities of smaller companies, including securities of companies in initial public offerings, may be more volatile than the securities of larger companies and, as a result, prices of smaller companies may decline more in response to selling pressure;

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


   Foreign securities are subject to additional risks including international trade, currency, political, regulatory and diplomatic risk;

   Investments in emerging securities markets can have more risk than other foreign securities due to greater political and economic uncertainties as well as the fact that information about companies in emerging securities markets may be less readily available than information about companies in developed foreign markets. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs;

   Derivatives such as options and futures can be volatile, and a small investment in a derivative could have a large potential impact, positive and negative, on the performance of the Fund;

   Leverage through investment techniques such as short sales, margin transactions and swaps may multiply smaller market movements into large changes in the Fund's net asset value;

   Debt securities are subject to interest rate, credit and prepayment risk. An increase in interest rates will reduce the resale value of debt securities and changes in the financial condition or credit rating of an issue may affect the value of its debt securities. Issuers may prepay their obligations on fixed rate debt securities when interest rates decline, which can shorten a security's maturity and reduce the Fund's return;

   Securities that are illiquid or restricted (subject to contractual or legal restrictions on resale because they are not registered under the Securities Act of 1933) are subject to limitations on resale and the Fund may not be able to dispose of the securities promptly or at a reasonable price;

   The Fund may purchase debt or equity securities which are convertible into common stock. While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by a Sub-Adviser. The Fund has no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities.

   The Fund's strategy may result in high turnover rates which may increase the Fund's brokerage commission costs as well as its short-term capital gains and may negatively impact the Fund's performance;

   The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled vehicle managed the Fund's assets directly; and

   ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



   In general, securities values are affected by activities specific to the company as well as general market, economic and political conditions. The net asset value ("NAV") of the Fund and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund or the Fund could underperform other investments. Other general market risks include:

    . The market may not recognize what Absolute or the Sub-Advisers believe to be the true future potential of the securities held by the Fund;

    . The earnings of the companies in which the Fund invests may not continue to grow at expected rates, thus causing the price of the underlying securities to decline;

    . Absolute or the Sub-Adviser's judgment as to the growth potential or value of a security may prove to be wrong;

    . A decline in investor demand for the securities held by the Fund also may adversely affect the value of the securities; and

    . To the extent that the Fund invests in securities of small or mid-capitalization companies, additional risk may result from increased volatility in the trading of those securities, which are typically less liquid than the securities of large-capitalization companies.

   CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, present little credit risk. Other securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limitations, such as securities issued by Federal Home Loan Banks, and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies, such as Freddie Mac and Fannie Mae, are subject to a greater degree of credit risk. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


PERFORMANCE

PERFORMANCE INFORMATION


The following chart and table illustrate the variability of the Fund's returns as of December 31, 2007. The bar chart does not reflect sales charges during the prior calendar year. If it did, returns would be less than those shown.


PERFORMANCE INFORMATION REPRESENTS ONLY PAST PERFORMANCE, BEFORE AND AFTER TAXES, AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.


The following chart shows the annual total return* of the Institutional Share Class for each full calendar year that the class has operated.

           [CHART]

  Year Ended December 31, 2007

      2006         2007
      ----         ----
      6.81%



* The performance information shown above is based on a calendar year. The
  Fund's total return for the calendar quarter ended June 30, 2008 was     %.
/(1)/ A shares and Institutional shares commenced operations on July 27, 2005.
      C shares commenced operations on January 13, 2006. Inception dates used for the S&P 500 Index and Lehman Brothers U.S. Aggregate Index are July 27 and July 31, 2005 respectively.

During the periods shown the highest return was 3.00% for the quarter ended March 31, 2006 and the lowest return was 0.31% for the quarter ended June 30, 2006.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



The following compares the Institutional Share Class' average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and the sale of Fund shares as of December 31, 2007 to the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index.

The table also compares the average annual total return before taxes of the Class A shares and the Class C shares to the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index. After tax returns for A shares and C shares may vary.



                                                                    SINCE
                                                         1 YEAR INCEPTION/(1)/
 INSTITUTIONAL SHARES -- Return Before Taxes
 INSTITUTIONAL SHARES -- Return After Taxes on
 Distributions
 INSTITUTIONAL SHARES -- Return After Taxes on
 Distributions and Sale of Fund Shares
 A SHARES -- Return Before Taxes
 -----------------------------------------------------------------------------
 C SHARES -- Return Before Taxes
 -----------------------------------------------------------------------------
 S&P 500 Index
 -----------------------------------------------------------------------------
 Lehman Brothers U.S. Aggregate Index



/(1)/ A shares and Institutional shares commenced operations on July 27, 2005.
      C shares commenced operations on January 13, 2006. Inception dates used for the S&P 500 Index and Lehman Brothers U.S. Aggregate Index are July 27, 2005 and July 31, 2005 respectively.


After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes may exceed the Fund's other returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is the Fund's primary benchmark index and is a market index of common stocks. The S&P 500 Index is unmanaged and reflects reinvestment of all dividends paid by the stocks included in the index. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.

The Lehman Brothers U.S. Aggregate Index is another benchmark index for the Fund and is not a market index of common stocks. The Lehman Brothers U.S. Aggregate Index covers the US dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. Unlike the performance figures of the Fund, the Lehman Brothers U.S. Aggregate Index's performance does not reflect the effect of expenses.



8

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                                                       ABSOLUTE STRATEGIES FUND
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FEE TABLES


The following tables describe the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of ABSOLUTE, Fund Sub-Advisers and other Fund service providers, are paid out of the assets of each Fund class and are factored into the share price rather than charged directly to shareholder accounts. Operating expenses are based on amounts incurred during the Fund's most recent fiscal year ended March 31, 2008 as a percentage of average daily net assets.



SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                           INSTITUTIONAL     A          C
                                                                              SHARES       SHARES     SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a % of the offering
price)                                                                          None      None       None
Redemption Fee (as a % of value of shares redeemed)                             None      None       None
Exchange Fee (as a % of value of shares redeemed)                               None      None       None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)
Management Fees                                                                1.60%     1.60%      1.60%
Distribution/Service (12b-1) Fees                                               None     0.25%/(2)/ 1.00%/(1)/
Other Expenses/(2)/                                                            0.29%     0.40%      0.40%
  Dividend Expenses on Short Sales                                             0.49%     0.49%      0.49%
TOTAL ANNUAL FUND OPERATING EXPENSES/(3)(4)(5)/                                2.38%     2.74%      3.49%



/(1)/ The Fund has adopted a distribution plan to pay for the marketing of Fund shares and for services provided to shareholders. The plan provides for payments at annual rates (based on average net assets) of up to 0.35% on A Shares and 1.00% on C Shares. The Board of Trustees currently limits payments on A Shares to 0.25% of average net assets.
/(2)/ Other expenses include Acquired Fund fees and expenses, ("AFFE"). AFFE reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest. AFFE were less than 0.01% during the most recent fiscal year.
/(3)/ The expense information has been restated to reflect current Fund administrative, Fund accountant and Fund transfer agency service fees. /(4)/ Certain service providers voluntarily waived a portion of their fees and reimbursed certain Fund expenses for the Fund's fiscal year ended
      March 31, 2008. Fee waivers and reimbursements may be reduced or eliminated at any time. The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are fees incurred indirectly by the Fund as a result of investment in certain pooled investment vehicles, such as mutual funds. The Fund may repay Absolute for fees waived and expenses reimbursed under an expense cap that is no longer in place because the terms of the cap permitted the reimbursements provided they took place within three years of the fees waived or expense reimbursement and the payment is approved by the Board of Trustees.


                                                                             9

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


/(5)/ Excluding the effect of expenses attributable to dividends on short sales, the Fund's Total Annual Operating Expenses would be 1.89%, 2.25% and 3.00% for Institutional, A shares and C shares, respectively; while the Fund's Net Expenses for the share classes would be 1.89%, 2.25% and 3.00%, respectively. Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


EXAMPLE


The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return, distributions are reinvested, the Fund's total annual operating expenses are used to calculate expenses for all the years shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                          INSTITUTIONAL   A      C
                                                                             SHARES     SHARES SHARES
1 Year                                                                       $  241     $  277 $  352
3 Years                                                                      $  742     $  850 $1,071
5 Years                                                                      $1,270     $1,450 $1,812
10 Years                                                                     $2,716     $3,070 $3,765


IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES

Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.


Excluding the effect of expenses attributable to dividends on short sales, the Fund's Total Annual Operating Expenses (expenses that are deducted from Fund assets) were:



                                                                          INSTITUTIONAL   A      C
                                                                             SHARES     SHARES SHARES
Management Fees
Distribution/Service (12b-1) Fees                                              None     0.25%  1.00%
Other Expenses                                                                0.29%     0.40%  0.40%
TOTAL ANNUAL FUND OPERATING EXPENSES                                          1.89%     2.25%  3.00%



Please refer to the Fee Table and accompanying footnotes on page 7 for details on the Total Annual Operating Expenses of the Fund which include the effect of expenses attributable to dividends on short sales.


                                                                             11

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ABSOLUTE STRATEGIES FUND
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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES/RISKS

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices such as the S&P Index. The Fund's investment objective may be changed by the Board of Trustees of the Fund without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is designed for investors who seek a long-term investment with low correlation to traditional markets, and who desire added diversification across multiple asset classes and strategies as a part of an overall disciplined investment program.


ABSOLUTE allocates and reallocates assets of the Fund among its respective Sub-Advisers to create an overall portfolio aimed at maximizing risk-adjusted returns through lower volatility and lower sensitivity to traditional financial markets. ABSOLUTE reviews a wide range of qualitative and quantitative factors when evaluating each Sub-Adviser and the appropriate asset allocation thereto. These factors include, but are not limited to: proven risk-adjusted investment performance and capacity to adapt to various market conditions; well-defined and disciplined investment philosophy, strategy and process that have been consistently applied over time; portfolio characteristics and capacity of given strategy; consistency of investment style, purchase/sell discipline, and risk management procedures; correlation and volatility of results as compared with other Sub-Advisers; business focus, stability and depth of investment professionals; and portfolio manager interviews and ongoing dialogue.

ABSOLUTE has entered into sub-advisory agreements with twelve Sub-Advisers, each chosen for their particular investment style(s). The Sub-Advisers may employ aggressive investment strategies and techniques and concentrate investments in certain securities sectors and geographical regions. The Sub-Advisers may employ techniques, strategies and analyses based on relationships and correlations between and assumptions about securities, instruments, commodities, markets or other factors, or the occurrence of certain events. By combining the expertise of several money managers with ABSOLUTE's approach to diversification and risk management, the Fund attempts to reduce volatility and provide enhanced risk-adjusted returns. However, there can be no assurance that losses will be avoided.

ABSOLUTE may invest the Fund's assets in securities and other instruments directly. ABSOLUTE may exercise this discretion in order to invest the Fund's assets pending allocation to a Sub-Adviser, to hedge against overall Fund or market exposures, or to increase or reduce the Fund's exposure to a particular issuer, sector or industry or market exposure, including currencies and interest rates. ABSOLUTE may exercise its discretion over unallocated assets to invest directly in related investment techniques and may reallocate to itself assets previously allocated to a Sub-Adviser.

ABSOLUTE is responsible for supervisory oversight of the general management of assets allocated to each Sub-Adviser. While ABSOLUTE does not evaluate the merits of a Sub-Adviser's individual investment decisions, it does monitor investment performance and style consistency.

From time to time, certain of the Sub-Advisers or their strategies may not be available to the Fund due to such reasons as investment minimums, capacity limitations, and regulatory limitations or other imposed constraints. Accordingly, the Fund may, for temporary purposes, utilize high-quality, short-term debt securities or other cash instruments as a substitute for certain Sub-Adviser strategies until Fund assets reach appropriate scale for optimal allocation.


12

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


INVESTMENT POLICIES

The Fund invests in equity securities of domestic and foreign corporations of all sizes and in debt securities, without limit on credit quality or maturity, of domestic and foreign corporations of all sizes. Equity securities include common stock, preferred stock and convertible securities and American Depositary Receipts ("ADRs"). The Fund may also invest in non-corporate domestic and foreign debt securities issued by governmental and municipal entities, mortgage-backed and asset-backed securities and money market instruments (including commercial paper, certificates of deposit, banker's acceptances, repurchase agreements and reverse repurchase agreements) without limitation on credit quality and maturity.

The Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including investment companies that are advised by on or more Sub-Advisers or their affiliates. Investment companies that the Fund may invest in include shares of ETFs, unit investment trusts ("UITs") and closed-end investment companies. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector or a particular segment of a securities index or market sector.

The Fund may invest a portion of its assets in securities, including equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, that are not publicly traded, but that are eligible for purchase and sale by certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") as well as other restricted securities. Restricted Securities are those that are subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act.


DERIVATIVES To manage risk or enhance return, the Fund may invest in derivatives such as futures and options contracts and in equity, interest rate, index, credit default and currency rate swap agreements. The Fund may invest in options on securities, securities indices, and commodities. The Fund may invest in futures on securities, commodities, and securities indices and in options on such contracts.


OPTIONS CONTRACTS Options transactions may be effected on an exchange or in the over-the-counter market. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security or commodity underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security or commodity against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security or commodity at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security or commodity at the exercise price. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security or commodity, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or commodity, the option period and interest rates.

FUTURES CONTRACTS Futures transactions may be effected on an exchange or in the over-the-counter market. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. A treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement, at a specified date and at an agreed upon price. Treasury futures contracts will be used by the Fund to manage credit risk. Generally, futures contracts are closed out or rolled over prior to their expiration date.

SWAP AGREEMENTS In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party. Credit default swap agreements are structured so that the "buyer" must pay the "seller" a periodic stream of payments over the term of the agreement provided no event of default by a selected entity (or entities) has occurred. In event of a default, the seller must pay the buyer the "par value" (full notational value) of the reference obligation in exchange for the reference obligation. Credit default swaps involve greater risk than if the Fund had invested in the reference obligation directly.


TEMPORARY DEFENSIVE POSITION In order to respond to adverse market, economic or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

PRINCIPAL INVESTMENT RISKS

GENERAL MARKET RISKS The Fund's net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund invests is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. There is no assurance that the Fund will achieve its investment objective, and an investment in the Fund is not by itself a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Other general market risks include:

   Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to major world financial market indices may become correlated at certain times and, as a result, hedging strategies may cease to function as anticipated;

   ABSOLUTE or a Sub-Adviser may be incorrect in assessing the value or growth capability of particular securities or asset classes contained in the Fund's portfolio.

MULTI-MANAGER RISK The methodology by which ABSOLUTE allocates Fund assets to the Sub-Adviser may not achieve desired results and may cause the Fund to lose money or underperform other mutual funds. In addition, the Sub-Advisers make their trading decisions independently, and, as a result, it is possible that one or more Sub-Advisers may take positions in the same security or purchase/sell the same security at the same time without aggregating their transactions. This may cause unnecessary brokerage and other expenses and the Fund may incur losses as a result.

DIVERSIFICATION RISK The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers and of issuers in the same or similar industries. Concentration in securities of a limited number of issuers and industries exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers and industries.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


SMALL COMPANY RISK Investment in smaller companies may be more volatile than investments in larger companies because short-term changes in the demand for the securities of smaller companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more in response to selling pressure. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

RULE 144A SECURITIES RISK Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A
Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

FOREIGN RISK The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors' assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer's securities may not reflect the issuer's condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

EMERGING MARKETS RISK The Fund may also invest in foreign securities of issuers in countries with emerging securities markets. Investments in such emerging securities markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging securities markets. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Moreover, many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity and are characterized by significant price volatility and high transaction costs.

INTEREST RATE RISK The value of your investment in the Fund may change in response to changes in interest rates. An increase in interest rates typically causes a fall in the value of the debt securities that the Fund holds. The effect is usually more pronounced for debt securities with longer dates to maturity.

CREDIT RISK The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security. If an issuer defaults, the affected security could lose all of its value, be renegotiated at a lower interest rate or principal amount, or become illiquid. Higher yielding debt securities of lower credit quality have greater credit risk than lower yielding securities with higher credit quality. The Fund may invest in debt securities that are issued by U.S. Government sponsored entities such as the Federal National Mortgage Association, the Federal Home Loan Mortgage Association, and the Federal Home Loan Banks. Investments in these securities involve credit risk as they are not backed by the full faith and credit of the U.S. Government. The Fund may invest in Collateralized/Guaranteed Mortgage Obligations ("CMOs"). CMOs are divided into classes (often referred to as "tranches") and certain tranches of CMOs have priority over other classes. No payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


PREPAYMENT RISK Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers' securities when interest rates decline, which can shorten the maturity of the security and reduce the Fund's return. Issuers may also prepay their obligations on fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates.

INITIAL PUBLIC OFFERINGS RISK The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

LIQUIDITY RISK Limitations on resale may have an adverse effect on the marketability of a security and the Fund may also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund may not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemption requests. The Fund may not purchase a security if such purchase would cause more than 15% of its total assets in securities that are not readily marketable.

HIGH TURNOVER RISK The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs as well as its short-term capital gains. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.


LEVERAGE RISK Leverage transactions, including borrowing money, selling securities short, lending portfolio securities and entering into reverse repurchase agreements, create the risk of magnified capital losses. The risks of leverage include a higher volatility in the net asset value of the Fund's securities, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. In an extreme case, if the Fund's current investment income is not sufficient to meet the interest expense of leveraging, it may be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either:
(1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment or assets whose performance is believed likely to be impacted by fluctuations in interest rates or currencies. Offsetting covered positions also may include an offsetting option or futures contract.

Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser's or the Subadvisers' ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and the movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these


16

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


strategies are different from those needed to selection portfolio securities;
(iv) the absence of a liquid secondary market for any particular instrument at a time; (v) the possible need to defer closing certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain "cover" or collateralize securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures and other derivatives. The loss from investing certain derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest.

RISKS OF EVENT DRIVEN INVESTMENT STRATEGIES. The Fund may employ event driven strategies. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The success or failure of this strategy usually depends on whether the Adviser or Subadvisers accurately predict the outcome and timing of the transaction event. Also, major market declines could cause transactions to be re-priced or fail, may have a negative impact on the strategy.

RISK OF SWAP TRANSACTIONS. Risks inherent in the use of swaps of any kind include: (i) swap transactions may not be assigned without the consent of the counterparty; (ii) potential default of the counterparty to the swap;
(iii) absence of a liquid secondary market for any particular swap at any time; and (iv) the possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable to do so.


DERIVATIVES RISKS Derivatives can be volatile and involve various types and degrees of risks, including leverage, credit and liquidity risk. The Fund could experience a significant loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract.

POOLED INVESTMENT VEHICLE RISK The Fund may invest in pooled investment vehicles and will bear its ratable share of the vehicles' expenses, including management and performance fees. The fees the Fund pays to invest in a pooled investment vehicle may be higher than if the manager of the pooled investment vehicle, including a Sub-Adviser, managed the Fund's assets directly. The incentive fees charged by the investment vehicles may create an incentive for the manager of the investment vehicle to make investments that are riskier or more speculative than those it might have made in the absence of an incentive fee.

CONVERTIBLE SECURITY RISKS While fixed-income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Fund may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their ratings by organizations such as Moody's or S&P or a similar determination of creditworthiness by a Sub-Adviser.

                                                                             17

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ABSOLUTE STRATEGIES FUND
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SHORT SELLING RISKS Short selling is accomplished by borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it sold the security plus accrued interest, the Fund will profit on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a loss on the transaction. The Fund's use of short sales may involve additional transactions costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the Fund's return or result in a loss.

PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

DISTRESSED INVESTMENTS RISKS The Fund's distressed debt strategy of investment in securities involving loans, loan participations, bonds, notes and non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk. In certain periods, there may be little or no liquidity in the markets for these securities or instruments. In addition, the prices of such securities or instruments may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than normally expected. If the sub-adviser's evaluation of the risks and anticipated outcome of an investment in a distressed security should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or securities with a value less than the Fund's original investment. Moreover, because distressed securities have weak or poor financial conditions, the likelihood of default is high, in which case the Fund may lose its entire investment in such defaulted securities.

INVESTMENT COMPANY AND ETF RISKS Investments in the securities of other investment companies and ETFs (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund's own operations. As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Moreover, the Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the Investment Company Act of 1940, as amended, and therefore, is not subject to the regulatory scheme of the Investment Company Act of 1940, as amended. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate a Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

18

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                                                       ABSOLUTE STRATEGIES FUND
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MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the oversight of the Board. The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the Fund's Statement of Additional Information ("SAI").

THE ADVISER AND SUB-ADVISERS


Absolute Investment Advisers LLC, 350 Lincoln Street, Suite 216, Hingham, MA 02043, is the Fund's investment adviser. ABSOLUTE is a registered investment adviser and provides investment advisory services to the Fund. The Fund is the only mutual fund for which ABSOLUTE provides investment management services. As of June 30, 2008, ABSOLUTE had approximately $[XX] million of assets under management.

ABSOLUTE receives an advisory fee from the Fund at an annual rate equal to
1.60% of the Fund's average annual daily net assets. For the Fund's fiscal year
ended March 31, 2008, Absolute received an advisory fee of [    %] (net of
waivers and expense reimbursements) of the average daily net assets of the Fund.

A discussion summarizing the basis on which the Board most recently approved certain Sub-Advisory Agreements with the Sub-Advisers is available in the Fund's next semi-annual report for the period ended September 30, 2008.

Subject to the general control of the Board, ABSOLUTE is responsible for making the investment decisions for the Fund. Although ABSOLUTE delegates the day-to-day management of the Fund to a combination of the following Sub-Advisers, ABSOLUTE retains overall supervisory responsibility for the general management and investment of the Fund's assets.



                   SUB-ADVISER                                          ADDRESS

Aronson+Johnson+Ortiz, LP                          230 South Broad St, 20/th/ Floor, Philadelphia,
Investment Strategy                                PA 19102
                                                   Dollar-Neutral Long/Short Equity

Bernzott Capital Advisors                          888 West Venture Blvd, Suite B, Camarillo,
Investment Strategy                                CA 93010
                                                   Concentrated Small Cap Equity

Contravisory Research & Management Corp.           99 Derby St, Hingham, MA 02043
Investment Strategy                                Quantitative/Technical Long/Short Equity

GMB Capital Management, LLC                        Ten Post Office Square,
Investment Strategy                                Suite 1200, Boston, MA 02109
                                                   Global Macro and Absolute Return

Horizon Asset Management, Inc.                     470 Park Ave South, New York, NY 10016
Investment Strategy                                Synthetic Short Sale & Distressed Debt

Kinetics Asset Management, Inc.                    16 New Broadway, Sleepy Hollow, NY 10591
Investment Strategy                                Global Long/Short Equity

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


                   SUB-ADVISER                                          ADDRESS

Kovitz Investment Group, LLC                       115 South LaSalle Street, 27th Floor, Chicago,
Investment Strategy                                IL 60603
                                                   Fundamental Long/Short Equity

Metropolitan West Asset Management, LLC            11766 Wilshire Blvd, Suite 1580, Los Angeles,
Investment Strategy                                CA 90025
                                                   Fixed Income & Distressed Debt

Mohican Financial Management, LLC                  21 Railroad Avenue, Suite 35, Cooperstown,
Investment Strategy                                NY 13326
                                                   Small/Mid-Cap Convertible Arbitrage

SSI Investment Management, Inc.                    9440 Santa Monica Blvd., 8/th/ Floor Beverly
Investment Strategy                                Hills, CA 90210
                                                   Convertible Arbitrage & Market Neutral Equity

TWIN Capital Management, Inc.                      3244 Washington Rd, Suite 202, McMurray, PA 15317
Investment Strategy                                Momentum Long/Short Market Neutral

Yacktman Asset Management Co.                      6300 Bridgepoint Parkway, Building One, Suite
Investment Strategy                                320, Austin, TX 78730
                                                   Concentrated Long-biased Equity



ARONSON+JOHNSON+ORTIZ, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

BERNZOTT CAPITAL ADVISORS commenced operations in 1994, and provides investment advisory services for institutions, foundations and endowments, businesses, and all types of qualified retirement plans. The Sub-Adviser's Private Client Group services individuals, families and trusts. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] million of assets under management.

CONTRAVISORY RESEARCH & MANAGEMENT CORP. commenced operations in 1972, and provides investment advisory services for individuals, trusts, profit-sharing plans, and institutions. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] million of assets under management.

GMB CAPITAL MANAGEMENT, LLC was founded in 2005 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] million of assets under management.

HORIZON ASSET MANAGEMENT, INC. commenced operations in 1995, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Sub-Adviser provides advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



KINETICS ASSET MANAGEMENT, INC. commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

KOVITZ INVESTMENT GROUP, LLC commenced operations in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

METROPOLITAN WEST ASSET MANAGEMENT, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

MOHICAN FINANCIAL MANAGEMENT, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle. The Fund is the first mutual fund for which the Sub-Adviser provides investment advisory services. As of June 30, 2008, the Sub-Adviser had approximately $[XX] million of assets under management.

SSI INVESTMENT MANAGEMENT, INC. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds. As of June 30, 2008, the Sub-Adviser had approximately $[XX] billion of assets under management.

TWIN CAPITAL MANAGEMENT, INC. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds. As of June 30, 2008, the Sub-Adviser had over $[XX] million of assets under management.

YACKTMAN ASSET MANAGEMENT CO. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Sub-Adviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund. As of June 30, 2008, the Sub-Adviser had over $[XX] billion of assets under management.


Pursuant to prior shareholder approval and an exemptive order from the Securities and Exchange Commission, ABSOLUTE, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Sub-Advisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Sub-Adviser within 90 days of the hiring of the new Sub-Adviser. In the future, ABSOLUTE may propose to appoint or replace one or more Sub-Advisers subject to Board approval and applicable shareholder notice requirements.

PORTFOLIO MANAGERS

The Fund is managed by portfolio manager Jay Compson, a founder of ABSOLUTE. Mr. Compson is responsible for manager selection and overall portfolio construction, allocation and monitoring of the Fund's assets. Mr. Compson is also responsible for day to day management of the Fund and the relationships with the Sub-Advisers.

JAY COMPSON, Principal & Founder, Portfolio Management & Research Absolute Investment Advisers LLC (2004-Present); Abington Capital, LP (2002-2004); Tucker Anthony Sutro, Inc. (1999-2002); Lehman Brothers (1998-1999) Chubb Group (1992-1998)

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


Prior to founding Absolute Investment Advisers, Mr. Compson was a Portfolio Manager and Partner at Abington Capital LP, a Boston-based hedge fund. He managed assets in both long and short equities, utilizing a concentrated value-oriented and absolute return approach. While there, Mr. Compson was also responsible for all company, industry and macro-economic research for the firm. Prior to Abington Capital, he was at Tucker Anthony Sutro, Inc. where he worked on finance and strategic planning projects, including acquisition and capital allocation models for the company's CEO and CFO. Previously he was at Lehman Brothers in New York where he analyzed business unit RAROC for the firm's executive committee to understand volatility in overall firm ROE and to diversify systemic risk exposures. Mr. Compson began his career as a mega-yacht and catastrophe underwriter for the Chubb Group.

Mr. Compson received his BA degree from Franklin & Marshall College in 1992, and his MBA in Finance and Management from New York University's Stern School of Business in 1998.

Generally, ABSOLUTE will assign responsibility for the day-to-day management of the Fund to a combination of the Sub-Advisers.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

OTHER SERVICE PROVIDERS


Citi Fund Services Ohio, Inc. ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.


Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor") acts as the Trust's Distributor in connection with the offering of the Fund's shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides the Fund with a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO"), and an Anti-Money Laundering Compliance Officer ("AMLCO") as well as certain additional compliance support functions.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.


The Trust has adopted a shareholder servicing plan under which the Trust pays Citi a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Citi may pay this fee to various financial institutions, including the investment advisers, that provide shareholder servicing to their customers invested in the Fund.


FUND EXPENSES

The Fund pays expenses out of its own assets. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. ABSOLUTE or other service providers may waive all or any portion of their fees and reimburse certain expenses of a Fund class. Any fee waiver or expense reimbursement increases investment performance of the Fund and its applicable share classes for the period during which the waiver or reimbursement is in effect.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

YOUR ACCOUNT
 HOW TO CONTACT THE FUND

 WRITE TO US AT:
  Absolute Strategies Fund
  P.O. Box 182218
  Columbus, Ohio 43218
 OVERNIGHT ADDRESS:
  Absolute Strategies Fund
  3435 Stelzer Road
  Columbus, Ohio 43219
 TELEPHONE US AT:
  (888) 992-2765 (toll free)
  (888) 99-ABSOLUTE (toll free)
 WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
  Citibank, N.A.
  New York, New York
  ABA #021000089
 FOR CREDIT TO:
  Citigroup Fund Services, LLC
  Account # 305 76692
  Re: (Absolute Strategies Fund)
  (Your Class of Shares)
  (Your Name)
  (Your Account Number)

GENERAL INFORMATION

You may purchase or sell (redeem) shares of a Fund class on each weekday that the New York Stock Exchange is open. Under unusual circumstances, a Fund class may accept and process shareholder orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.


You may purchase or sell (redeem) shares of each Fund class at the NAV of a share of that Fund class next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages [21 through 27]. For instance, if the transfer agent receives your purchase, redemption, or exchange request in proper form after 4:00 p.m. Eastern time, your transaction will be priced at the next business day's NAV of the relevant Fund class (minus redemption/exchange fee in the case of redemptions or exchanges). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.


The Fund does not issue share certificates.

If you purchase shares directly from a Fund, you will receive quarterly statements detailing Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/ withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges, telephone redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED Each Fund class calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed. Under unusual circumstances, each Fund class may accept and process shareholder orders and calculate an NAV when the New York Stock Exchange is closed. The time as of which the NAV is calculated may change in case of an emergency. The NAV of each Fund class is determined by taking the market value of that Fund class' total assets, subtracting the Fund class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the Fund class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at their NAV.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes that the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (i) the exchange on which a Fund portfolio security is principally traded closed early,
(ii) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or
(iii) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

The Fund may invest in foreign securities, the securities of smaller companies and derivatives. Foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may effect the value of such securities. Securities of smaller companies and certain derivatives are also more likely to require a fair value determination because they may be thinly traded and less liquid than traditional securities of larger companies.

Government, corporate, asset-backed and municipal bonds and convertible securities, including high-yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. Prices received from pricing services are fair value prices. In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the valuation committee described above will fair value the security using the Fund's fair value procedures.

Fair valuation is based on subjective factors and, as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.


The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day. The New York Stock Exchange holiday schedules are subject to change without notice. The New York Stock Exchange may close early on the day before each of these holidays and the day after Thanksgiving Day.


TRANSACTIONS THROUGH THIRD PARTIES Certain financial institutions may be appointed as agents for or authorized by the Fund to accept on its behalf purchase and redemption requests that are received in good order. Subject to Fund approval, certain of these companies may be authorized to designate other entities to accept purchase and redemption orders on behalf of the Fund.


If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of the Fund or the classes thereof. These financial institutions may charge transaction fees

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ABSOLUTE may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares ("Financial Institutions"). ABSOLUTE may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the financial institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. ABSOLUTE or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services. Absolute may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the Financial Institution. Such payments may create an incentive for the Financial Institutions to recommend that you purchase Fund shares.

Details regarding payments made to Financial Institutions for marketing support services are contained in the SAI and is incorporated herein. Contact your Financial Institution for additional information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Trust's overall obligation to deter money laundering under Federal Law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If an order is rescinded or your account is liquidated due to perceived threatening conduct or suspected fraudulent or illegal activity, you will not be able to recoup any sales charges or redemption fees assessed. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check).

   CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA"), or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "Absolute Strategies Fund" or to one or more owners of the account and endorsed to "Absolute Strategies Fund." A $20 charge may be imposed on any returned checks.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


   ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

   WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:


                                              MINIMUM INITIAL   MINIMUM ADDITIONAL
                                              INVESTMENT/(1)/    INVESTMENT/(1)/
INSTITUTIONAL SHARES
All Accounts                                    $1,000,000/(2)/        None
A SHARES
Standard Accounts                               $  250,000             $100
C SHARES
Standard Accounts                               $   10,000             $100
A SHARES AND C SHARES
Traditional and Roth IRA Accounts               $    5,000             $100
Accounts with Systematic Investment Plans       $    1,000             $ 50
Qualified Retirement Plans                      $    1,000             $100


/(1)/ See "General Information -- Transactions through Third Parties" for information regarding investment minimums if you are purchasing shares through a financial institution.
/(2)/ No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans;
      (3) mutual fund platforms; and (4) consulting firms. No initial or subsequent investment minimum for Trustees or officers of the Trust, directors, officers and employees of ABSOLUTE, employees of the subadvisers, and employees and affiliates of the fund, or the distributor or any of their affiliates, or the spouse, sibling, direct ancestor, or direct descendent (collectively, "relatives") of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative.

The Fund reserves the right to waive minimum amounts, if deemed appropriate by Fund officers.

26

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


ACCOUNT REQUIREMENTS

                 TYPE OF ACCOUNT                                      REQUIREMENT
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS .  Instructions must be signed by all persons
Individual accounts and sole proprietorship           required to sign exactly as their names appear
accounts are owned by one person. Joint accounts      on the account.
have two or more owners (tenants).                 .  Provide a power of attorney or similar
                                                      document for each person that is authorized to
                                                      open or transact business for the account if
                                                      not a named account owner.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)         .  Depending on state laws, you can set up a
These custodial accounts provide a way to give        custodial account under the UGMA or the UTMA.
money to a child and obtain tax benefits.          .  The custodian must sign instructions in a
                                                      manner indicating custodial capacity.
BUSINESS ENTITIES                                  .  Provide certified articles of incorporation, a
                                                      government-issued business license or
                                                      certificate, partnership agreement or similar
                                                      document evidencing the identity and existence
                                                      of the business entity.
                                                   .  Submit a secretary's (or similar) certificate
                                                      covering incumbency and authority.
TRUSTS                                             .  The trust must be established before an
                                                      account can be opened.
                                                   .  Provide the first and signature pages from the
                                                      trust document identifying the trustees.
                                                   .  Provide a power of attorney or similar
                                                      document for each person that is authorized to
                                                      open or transact business in the account if
                                                      not a trustee of the trust.

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to, among other measures, obtain, verify, and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required.

If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in the Fund's sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to close your account at the NAV next calculated after the Fund decides to close your account and to remit proceeds to you via check, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and will not be able to recoup any sales charges or redemption fees assessed.

The Fund may reject your application under its Anti-Money Laundering Program. Under this program, your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

INVESTMENT PROCEDURES


             HOW TO OPEN AN ACCOUNT                           HOW TO ADD TO YOUR ACCOUNT
THROUGH A FINANCIAL ADVISER                        THROUGH A FINANCIAL ADVISER
..  Contact your Adviser using the method that is   .  Contact your Adviser using the method that is
   most convenient for you                            most convenient for you
BY CHECK                                           BY CHECK
..  Call, write us, or visit our website for an     .  Fill out an investment slip from confirmation
   account application                                or write us a letter
..  Complete the application (and other required    .  Write your account number on your check
   documents)                                      .  Mail us the slip (or your letter) and the check
..  Mail us your application (and other required
   documents) and a check
BY WIRE                                            BY WIRE
..  Call, write us, or visit our website for an     .  Instruct your financial institution to wire
   account application                                your money to us
..  Complete the application (and other required    .  Ensure financial institution includes your
   documents)                                         Fund account number on the wire instructions
..  Call us to fax the completed application (and
   other required documents) and we will assign
   you an account number
..  Mail us your original application (and other
   required documents)
..  Instruct your financial institution to wire
   your money to us
BY ACH PAYMENT                                     BY SYSTEMATIC INVESTMENT
..  Call, write us, or visit our website for an     .  Complete the systematic investment section of
   account application                                the application
..  Complete the application (and other required    .  Attach a voided check to your application
   documents)                                      .  Mail us the completed application and voided
..  Call us to fax the completed application (and      check
   other required documents) and we will assign    .  We will electronically debit the purchase
   you an account number                              amount from the financial institution account
..  Mail us your original application (and other       identified on your account application
   required documents)
..  We will electronically debit the purchase
   amount from the financial institution account
   identified on your account application

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment.

FREQUENT TRADING Because of the Fund's low volatility and numerous portfolio holdings, generally the Fund is not susceptible to market timing. Thus, the Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares. In the event Fund shareholders do frequently trade the Fund, the Fund may incur increased costs including increased transaction costs.

THE FUND RESERVES THE RIGHT TO REFUSE ANY PURCHASE (INCLUDING EXCHANGE) REQUEST, PARTICULARLY REQUESTS THAT COULD ADVERSELY AFFECT THE FUND OR ITS OPERATIONS.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Redemption orders received in good order are processed promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.


                     HOW TO SELL SHARES FROM YOUR ACCOUNT
               THROUGH A FINANCIAL ADVISER
               . Contact your Adviser by the method that is most convenient for you.
               BY MAIL
               .  Prepare a written request including:
                 . Your name(s) and signature(s)
                 . Your account number
                 . The Fund name and class
                 . The dollar amount or number of shares you
                   want to sell
                 . How and where to send the redemption proceeds
               .  Obtain a signature guarantee (if required)
               .  Obtain other documentation (if required)
               .  Mail us your request and documentation
               BY WIRE OR ACH
               . Wire redemptions are only available if your redemption is for $5,000 or more (except for systematic withdrawals) and you did not decline wire or ACH redemption privileges on your account application
               . Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
               .  Mail us your request (See "By Mail")

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

                     HOW TO SELL SHARES FROM YOUR ACCOUNT
               BY TELEPHONE
               . Call us with your request (unless you declined telephone redemption privileges on your account application)
               .  Provide the following information:
                 . Your account number
                 . Exact name(s) in which the account is
                   registered
                 . Additional form of identification
               .  Redemption proceeds will be:
                 . Mailed to you OR
                 . Electronically credited to your account at
                   the financial institution identified on your account application.
               SYSTEMATICALLY
               . Complete the systematic withdrawal section of the application
               .  Attach a voided check to your application
               .  Mail us your completed application
               . Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE AND ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire or ACH redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market changes. If you are not able to reach the Fund by phone, you may overnight your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders with a signature guarantee for each shareholder for any of the following:

   Written requests to redeem $100,000 or more;

   Changes to a shareholder's record name;

   Redemptions from an account for which the address or account registration has changed within the last 30 days;

   Sending redemption and distribution proceeds to any person, address or financial institution account not on record;

30

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


   Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

   Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

The transfer agent reserves the right to require a signature guarantee on any redemptions.

SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $5,000 with respect to Institutional Shares or $5,000 with respect to A Shares and C Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $5,000 for Institutional Shares or $5,000 for A Shares and C Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

LOST ACCOUNTS The transfer agent may consider your account "lost" if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost", all distributions on the account may be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) for distributions or that have been returned to the transfer agent may be reinvested at the then-current NAV and the checks may be canceled. However, checks will not be reinvested into accounts with a zero balance, but may be held in an account for a period of time until the Transfer Agent locates you.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


CHOOSING A SHARE CLASS

The following is a summary of the differences between Institutional Shares, A Shares and C Shares of the Fund:


             INSTITUTIONAL                                  A                                        C
                SHARES                                   SHARES                                   SHARES
..  Designed for pension and              .  Designed for retail investors         .  Designed for retail investors
   profit-sharing plans, employee           investing individually or through        investing individually or through
   benefit trusts, endowments,              financial institutions                   financial institutions
   foundations and corporations, as      .  No initial or deferred sales charges  .  Higher expense ratio than A Shares
   well as high net worth individuals    .  $250,000 initial investment minimum      due to higher Rule 12b-1 fees
   and financial intermediaries who are  .  Lower expense ratio than C Shares     .  No initial or deferred sales charges
   willing to maintain a minimum            due to lower Rule 12b-1 fees          .  Rule 12b-1 fees to participating
   account balance of $1,000,000 and     .  Rule 12b-1 fees to participating         financial institutions are accrued
   omnibus accounts maintained by           financial institutions are accrued       immediately on a daily basis and are
   financial institutions for the           immediately on a daily basis and are     paid at least quarterly
   benefit of their clients who             paid at least quarterly
   purchase shares through investment
   programs such as (1) fee-based
   advisory programs; (2) employee
   benefit plans like 401(k) retirement
   plans; and (3) mutual fund
   platforms. Also designed for retail
   investors investing through fee
   based financial advisers.
..  No initial or deferred sales charges
   or Rule 12b-1 fees
..  Lower expense ratio than A Shares
   and C Shares



Fees vary considerably between the Fund's classes. You should carefully consider the differences in the classes' fee structure as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you.


RULE 12B-1 DISTRIBUTION AND SHAREHOLDER SERVICE FEES The Trust has adopted a Rule 12b-1 plan under which the Fund pays the distributor up to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares for distribution services and the servicing of shareholder accounts. Rule 12b-1 payments to participating financial institutions begin to accrue immediately on a daily basis for both A Shares and C Shares and are paid at least quarterly. Although the plan provides for payments of up to 0.35% on A shares, the Board, however, currently limits payments on A shares to 0.25% of average daily net assets.


The plan provides for the payment of both asset-based distribution fees and shareholder service fees. For C Shares, payments under the plan include 0.75% for distribution and 0.25% for responding to shareholder inquiries regarding the Fund's investment objective, policies and other operational features. The distributor may

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

pay any fee received under the Rule 12b-1 plan to ABSOLUTE or other financial institutions that provide distribution and shareholder services with respect to A Shares and C Shares.

RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income at least semi-annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Distributions reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on the transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

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ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------


The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

After December 31 of each year, the Fund will mail you reports containing information about the income tax classification of distributions paid during the year.


For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

--------------------------------------------------------------------------------
                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the rate an investor would have earned (or lost) on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The information for the year ended March 31, 2008, has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.



                                                                             FOR THE YEAR   FOR THE YEAR    JULY 11, 2005/(A)/
                                                                                ENDED          ENDED             THROUGH
                                                                            MARCH 31, 2008 MARCH 31, 2007    MARCH 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $  10.29           $ 10.00
                                                                                              --------           -------
INVESTMENT OPERATIONS:
  Net investment income (loss)/(b)/                                                               0.26              0.14
  Net realized and unrealized gain (loss)                                                         0.29              0.22
                                                                                              --------           -------
Total from Investment Operations                                                                  0.55              0.36
                                                                                              --------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                          (0.22)            (0.07)
  Net realized investment gains                                                                     --/(c)/           --/(c)/
                                                                                              --------           -------
Total Distributions to Shareholders                                                              (0.22)            (0.07)
                                                                                              --------           -------
REDEMPTION FEES/(B)/                                                                                --/(c)/           --/(c)/
                                                                                              --------           -------
NET ASSET VALUE, END OF PERIOD                                                                $  10.62           $ 10.29
                                                                                              ========           =======
TOTAL RETURN                                                                                     5.38%             3.60%/(d)/
RATIO/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                                 $196,602           $66,888
  Ratios to Average Net Assets:
   Net investment income (loss)                                                                  2.46%             1.91%/(f)/
   Net expense                                                                                   1.95%             1.95%/(f)/
   Dividend expense                                                                              0.43%             0.38%/(f)/
Gross Expense/(g)/                                                                               2.44%             2.59%/(f)/
PORTFOLIO TURNOVER RATE                                                                           424%              405%/(d)(h)/


/(a)/ Commencement of operations.
/(b)/ Calculated based on average shares outstanding during the period.
/(c)/ Less than $0.01 per share.
/(d)/ Not annualized.
/(e)/ Total return excludes the effect of the applicable sales load.
/(f)/ Annualized.
/(g)/ Reflects the expense ratio excluding any waivers and/or reimbursements. /(h)/ As revised to reflect a computational error. Such amount was previously reported as 95%.

--------------------------------------------------------------------------------
ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



                                                                             FOR THE YEAR   FOR THE YEAR   JULY 11, 2005/(A)/
                                                                                ENDED          ENDED            THROUGH
                                                                            MARCH 31, 2008 MARCH 31, 2007   MARCH 31, 2006
A SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.28           $ 10.00
                                                                                  -           -------           -------
INVESTMENT OPERATIONS:
  Net investment income (loss)/(b)/                                                              0.22              0.10
  Net realized and unrealized gain (loss)                                                        0.30              0.22
                                                                                  -           -------           -------
Total from Investment Operations                                                                 0.52              0.32
                                                                                  -           -------           -------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                         (0.17)            (0.04)
  Net realized investment gains                                                                    --/(c)/           --/(c)/
                                                                                  -           -------           -------
Total Distributions to Shareholders                                                             (0.17)            (0.04)
                                                                                  -           -------           -------
REDEMPTION FEES/(B)/                                                                               --/(c)/           --/(c)/
                                                                                  -           -------           -------
NET ASSET VALUE, END OF PERIOD                                                                $ 10.63           $ 10.28
                                                                                  =           =======           =======
TOTAL RETURN/(E)/                                                                               5.12%             3.24%/(d)/
RATIO/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                                 $36,613           $42,755
  Ratios to Average Net Assets:
   Net investment income (loss)                                                                 2.07%             1.42%/(f)/
   Net expense                                                                                  2.25%             2.24%/(f)/
   Dividend expense                                                                             0.41%             0.35%/(f)/
Gross Expense/(g)/                                                                              2.78%             3.07%/(f)/
PORTFOLIO TURNOVER RATE                                                                          424%              405%/(d)(h)/


/(a)/ Commencement of operations.
/(b)/ Calculated based on average shares outstanding during the period.
/(c)/ Less than $0.01 per share.
/(d)/ Not annualized.
/(e)/ Total return excludes the effect of the applicable sales load.
/(f)/ Annualized.
/(g)/ Reflects the expense ratio excluding any waivers and/or reimbursements. /(h)/ As revised to reflect a computational error. Such amount was previously reported as 95%.

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                                                       ABSOLUTE STRATEGIES FUND
--------------------------------------------------------------------------------



                                                                             FOR THE YEAR   FOR THE YEAR   JANUARY 13, 2006/(A)/
                                                                                ENDED          ENDED             THROUGH
                                                                            MARCH 31, 2008 MARCH 31, 2007     MARCH 31, 2006
C SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                                                          $ 10.27             $10.08
                                                                                  -           -------             ------
INVESTMENT OPERATIONS:
  Net investment income (loss)/(b)/                                                              0.15               0.02
  Net realized and unrealized gain (loss)                                                        0.29               0.17
                                                                                  -           -------             ------
Total from Investment Operations                                                                 0.44               0.19
                                                                                  -           -------             ------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                         (0.13)                --
  Net realized investment gains                                                                    --/(c)/            --
                                                                                  -           -------             ------
Total Distributions to Shareholders                                                             (0.13)                --
                                                                                  -           -------             ------
REDEMPTION FEES/(B)/                                                                               --/(c)/            --/(c)/
                                                                                  -           -------             ------
NET ASSET VALUE, END OF PERIOD                                                                $ 10.58             $10.27
                                                                                  =           =======             ======
TOTAL RETURN                                                                                    4.31%              1.88%/(d)/
RATIO/SUPPLEMENTARY DATA
  Net Assets at End of Period (000's omitted)                                                 $13,683             $3,048
  Ratios to Average Net Assets/(f)/:
   Net investment income (loss)                                                                 1.43%              0.90%/(f)/
   Net expense                                                                                  3.00%              3.00%/(f)/
   Dividend expense                                                                             0.42%              0.46%/(f)/
Gross Expense/(g)/                                                                              3.65%              5.86%/(f)/
PORTFOLIO TURNOVER RATE                                                                          424%               405%/(d)(h)/


/(a)/ Commencement of operations.
/(b)/ Calculated based on average shares outstanding during the period.
/(c)/ Less than $0.01 per share.
/(d)/ Not annualized.
/(e)/ Total return excludes the effect of the applicable sales load.
/(f)/ Annualized.
/(g)/ Reflects the expense ratio excluding any waivers and/or reimbursements. /(h)/ As revised to reflect a computational error. Such amount was previously reported as 95%.

--------------------------------------------------------------------------------

                           ABSOLUTE STRATEGIES FUND
                             INSTITUTIONAL SHARES
                                   A SHARES
                                   C SHARES

--------------------------------------------------------------------------------

                             FOR MORE INFORMATION

                          ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the Fund's investments is available in the Fund's annual/semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
 The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

                              CONTACTING THE FUND
You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                           Absolute Strategies Fund
                                P.O. Box 182218
                             Columbus, Ohio 43218
                          (888) 992-2765 (toll free)
                         (888) 99-ABSOLUTE (toll free)



 The Fund's prospectus, SAI and annual/semi-annual reports are also available, without charge,
              on the Fund's website at www.absoluteadvisers.com.

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
 You can also review the Fund's annual/semi-annual reports, the SAI and other information about the Fund
at the Public Reference Room of the Securities and Exchange Commission ("SEC").
                       The scheduled hours of operation
      of the Public Reference Room may be obtained by calling the SEC at
                  (202) 551-8090. You can get copies of this
              information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov

 Fund information, including copies of the annual/semi-annual reports and the
                                     SAI,
               is available on the SEC's website at www.sec.gov.


                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                           http://www.foresides.com

                   Investment Company Act File No. 811-03023


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION


August 1, 2008


INVESTMENT ADVISER:

                                                        ABSOLUTE STRATEGIES FUND

Absolute Investment Advisers LLC
350 Lincoln Street, Suite 216
Hingham, MA 02043

ACCOUNT INFORMATION
AND SHAREHOLDER SERVICES:


Citi Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Oh 43219
182218 Columbus, OH 43219


(888) 992-2765
(888) 99-ABSOLUTE


This Statement of Additional Information (the "SAI") supplements the Prospectus dated July 30, 2008, as may be amended from time to time, offering Institutional, A and C Shares of Absolute Strategies Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

Financial statements for the Fund for the fiscal period ended [March 31, 2008] are included in the Annual Report to shareholders and are incorporated by reference into, and legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Citi Fund Services Ohio, Inc. at the address or telephone number listed above.

TABLE OF CONTENTS


GLOSSARY                                                                     A-1

INVESTMENT POLICIES AND RISKS                                                A-2

INVESTMENT LIMITATIONS                                                      A-21

MANAGEMENT                                                                  A-22

PORTFOLIO TRANSACTIONS                                                      A-34

PURCHASE AND REDEMPTION INFORMATION                                         A-38

TAXATION                                                                    A-41

OTHER MATTERS                                                               A-46

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS                              A-48

APPENDIX B - OTHER ACCOUNTS MANAGED BY FUND PORTFOLIO MANAGER                B-1

APPENDIX C - MISCELLANEOUS TABLES                                            C-1

APPENDIX D - FUND PROXY VOTING PROCEDURES                                    D-1

APPENDIX E - ADVISER/SUB-ADVISOR PROXY VOTING PROCEDURES                     E-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

     "Accountant" means Citi.

     "Administrator" means Citi.

     "Absolute" means Absolute Investment Advisers LLC, the Fund's investment adviser.

     "Board" means the Board of Trustees of the Trust.


     Citi" means Citi Fund Services Ohio, Inc.


     "CFTC" means Commodities Future Trading Commission.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Custodian" means Citibank, N.A.

     "Distributor" means Foreside Fund Services, LLC.

     "Fund" means Absolute Strategies Fund.

     "Independent Trustee" means a Trustee that is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act.

     "IRS" means Internal Revenue Service.

     "Moody's" means Moody's Investors Service.

     "NAV" means net asset value per share.

     "NRSRO" means a nationally recognized statistical rating organization.

     "SAI" means Statement of Additional Information.

     "SEC" means the U.S. Securities and Exchange Commission.

     "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.


     "Sub-Adviser" means each of Aronson+Johnson+Ortiz, LP, Bernzott Capital Advisors, Contravisory Research & Management Corp., GMB Capital Management, LLC, Horizon Asset Management, Inc., Kinetics Asset Management, Inc., Kovitz Investment Group, LLC, Metropolitan West Asset Management, LLC, Mohican Financial Management, LLC, SSI Investment Management, Inc., TWIN Capital Management, Inc., and Yacktman Asset Management Co.


     "Transfer Agent" means Citi.

     "Trust" means Forum Funds.

     "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     "1933 Act" means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

     "1940 Act" means the Investment Company Act of 1940, as amended and including rules and regulations promulgated thereunder.

1.   INVESTMENT POLICIES AND RISKS

The Fund is a non-diversified series of the Trust. The Fund offers three classes: Institutional Shares, A Shares and C Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

A.   EQUITY SECURITIES

1.   COMMON AND PREFERRED STOCK

GENERAL. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.


The Fund may invest in preferred stock, including adjustable-rate preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund may purchase trust preferred securities, also known as "trust preferreds", which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.


RISKS. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.   CONVERTIBLE SECURITIES AND CONVERTIBLE ARBITRAGE

GENERAL. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

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Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Sub-Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

CONVERTIBLE ARBITRAGE. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

RISKS. Investment in convertible securities generally entails less risk than an investment in the issuer's common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

SECURITY RATINGS INFORMATION. The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

3.   WARRANTS AND RIGHTS

GENERAL. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. The Fund may also invest up to 10% of its total assets in stock rights. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

RISKS. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.   DEPOSITARY RECEIPTS

GENERAL. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

RISKS. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5.   REAL ESTATE INVESTMENT TRUSTS

GENERAL. The Fund may purchase real estate investment trusts ("REITs"). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to shareholders substantially all of its taxable income (other than net capital gains) for each taxable year.

RISKS. Because REITs have on going operating fees and expenses, which may include management, operating and administration expenses, REIT shareholders including the Fund will bear a proportionate share of those expenses in addition to the expenses of the Fund.

B.   FIXED INCOME SECURITIES

1.   GENERAL

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the U.S. (such as the mortgage-related securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the U.S. must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations , which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

TREASURY INFLATION PROTECTED SECURITIES. The Fund may invest in treasury inflation protected securities ("TIPS"). TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation--a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond's principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, include interest rate risk and deflation risk.

MORTGAGE-BACKED SECURITIES. The Fund may invest in mortgage-backed securities, including pass-through securities and collateralized obligations.
Mortgage-backed securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as special purpose trusts created by commercial lenders.


Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions, which originate mortgages for the pools as well as credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-backed securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-backed securities, however, are pass-through securities, which means that investors receive payments consisting of a pro-rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-backed security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

GOVERNMENT AND AGENCY MORTGAGE-BACKED SECURITIES. The principal issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA, a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development ("HUD"), creates pass-through securities from pools of government guaranteed (Farmers' Home Administration, Federal Housing Authority or Veterans Administration) mortgages. The principal and interest on GNMA pass-through securities are backed by the full faith and credit of the U.S. Government.

FNMA, which is a U.S. Government-sponsored corporation owned entirely by private stockholders that is subject to regulation by the Secretary of HUD, and FHLMC, a corporate instrumentality of the U.S. Government, issue pass-through securities from pools of conventional and Federally insured and/or guaranteed residential mortgages. FNMA guarantees full and timely payment of all interest and principal, and FHMLC guarantees timely payment of interest and ultimate collection of principal of its pass-through securities. Mortgage-backed securities from FNMA and FHLMC are not backed by the full faith and credit of the U.S. Government.

PRIVATELY ISSUED MORTGAGE-BACKED SECURITIES. The Fund may invest in privately issued mortgage-backed securities. Mortgage-backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.


COLLATERALIZED OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA ("Mortgage Assets"). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis. Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.


For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.


ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.


DISTRESSED ASSETS. The Fund may invest in "below investment grade" securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

MUNICIPAL SECURITIES. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). The Fund may invest up to 5% of its total assets in municipal securities of issuers located in any one territory or possession of the United States.

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer's general taxing power. The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.


VARIABLE AND FLOATING RATE SECURITIES. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the "underlying index"). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

STRUCTURED NOTES. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor's requirements. Many types of structured notes may also be "replicated" through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

ZERO-COUPON SECURITIES. The Fund many invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on the zero-coupon securities must be included ratably in the income of the Fund (and thus an investor's) as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income, and may have to sell portfolio securities to distribute imputed income, which may occur at a time when an Sub-Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations which distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. The underwriters of these certificates or receipts generally purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

FINANCIAL INSTITUTION OBLIGATIONS. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers' acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio's performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio's right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

2.   RISKS

GENERAL. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity. Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

INTEREST RATES. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Sub-Adviser to do so.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Absolute may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

MORTGAGE-BACKED SECURITIES. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

ASSET-BACKED SECURITIES. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

NON-US DOLLAR DENOMINATED SECURITIES. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.   FOREIGN SECURITIES

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and
(4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund's assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

EMERGING MARKETS. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

     Information about the companies in these countries is not always readily available;

     Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

     Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

     The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

     Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

     Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

     Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar; Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

     Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

D.   FOREIGN CURRENCIES TRANSACTIONS

1.   GENERAL

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered "derivatives" -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2.   RISKS

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if Absolute is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.   OPTIONS AND FUTURES

1.   GENERAL

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.

OPTIONS ON FOREIGN CURRENCY. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FUTURES. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

FUTURES CONTRACTS. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P 100; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro.

2.   RISKS OF OPTIONS TRANSACTIONS

There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Sub-Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

3.   RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day's close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Sub-Advisers will incorrectly predict future market trends. If Absolute or the Sub-Advisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

Other risks include (1) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (2) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which a Fund invests; and (3) the potential loss to a Fund from investing in certain types of futures transactions is unlimited.

Other risks include the inability of a Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by a Fund. A Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. A Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce a Fund's yield.

A Treasury bond futures contract is based on the value of an equivalent 20-year, 6% Treasury bond. Generally, any Treasury bond with a remaining maturity or term to call of 15 years as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to a Treasury bond futures contract. A Treasury note futures contract is based on the value of an equivalent 10-year, 6% Treasury note. Generally, any Treasury note with a remaining maturity or term to call of 6 1/2 years or 10 years, respectively, as of the first day of the month in which the contracts are scheduled to be exercised will qualify as a deliverable security pursuant to Treasury note futures contract. Since a number of different Treasury notes will qualify as a deliverable security upon the exercise of the option, the price that the buyer will actually pay for those securities will depend on which ones are actually delivered. Normally, the exercise price of the futures contract is adjusted by a conversion factor that takes into consideration the value of the deliverable security if it were yielding 6% as of the first day of the month in which the contract is scheduled to be exercised.


F.   LEVERAGE TRANSACTIONS

1.   GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Sub-Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

BORROWING. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements and purchasing securities on a when-issued, delayed delivery or forward delivery basis are not subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

SHORT SALES. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

SECURITIES LENDING AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.


WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur sometime in the future.


When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

DOLLAR ROLL TRANSACTIONS. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

SWAPS. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Sub-Adviser the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Sub-Adviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

CREDIT DEFAULT SWAPS. The Fund may invest in credit default swaps ("CDS"). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

2.   RISKS

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ASSETS. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records, cash, liquid securities and other permissible assets ("Segregated Assets") in a segregated account with that Fund's Custodian in the prescribed amount. The asset's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions less any proceeds or margin on deposit.

G.   ILLIQUID AND RESTRICTED SECURITIES

1.   GENERAL

The Fund may invest in illiquid and restricted securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

RULE 144A SECURITIES RISK. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid.

2.   RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub-Adviser to be liquid, can become illiquid.

3.   DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Sub-Advisors, pursuant to guidelines approved by the Board. Each Sub-Adviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Sub-Adviser may determine that the securities are not illiquid.

H.   INVESTMENT COMPANY SECURITIES AND EXCHANGE TRADED FUNDS ("ETFS")

1.   OPEN-END AND CLOSED-END INVESTMENT COMPANIES AND ETFS

GENERAL. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by one or more Sub-Advisers or their affiliates. In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs(R), streetTRACKS(R), DIAMONDS(SM), NASDAQ 100 Index Tracking Stock(SM) ("QQQs (SM)") iShares(R) and VIPERs(R). The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

RISKS. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses.

As a shareholder, the Fund must rely on the investment company or ETF to achieve its investment objective. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting a Fund's performance. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the United States, see the risks related to foreign securities set forth above.

BANK LOANS. The Fund may invest in bank loans. By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. The Fund may act as part of a lending syndicate, and in such cases would be purchasing a "participation" in the loan. The Fund may also purchase loans by assignment from another lender. Many loans are secured by the assets of the borrower, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower (and, in some cases, the lending institution from which it purchases the loan). The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the Fund's access to collateral may be limited by bankruptcy or other insolvency laws. The failure by the Fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loans in which the fund will invest, however, Absolute or the Fund's subadviser will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.

Because loans in which the Fund may invest may not be rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan will depend almost exclusively on Absolute's or the Fund's subadviser's, and the original lending institutions, credit analysis of the borrower. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy.

I.   TEMPORARY DEFENSIVE POSITION

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Sub-Adviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers' acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

J.   CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

2.   INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a nonfundamental policy of the Fund without shareholder approval.

A.   FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.   BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

2.   CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.   UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.   MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

5.   PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

6.   PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.   ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B.   NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.   SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and applicable SEC no-action and exemptive relief.

2.   EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

3.   ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.   MANAGEMENT

A.   TRUSTEES AND OFFICERS OF THE TRUST


The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers are 3435 Stelzer Road, Columbus, Ohio 43219, unless otherwise noted. Each Trustee oversees thirty-one portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. John Y. Keffer is also an interested Trustee/Director of Wintergreen Fund, Inc. and Monarch Funds.

                                   POSITION                   LENGTH                           PRINCIPAL OCCUPATION(S)
        NAME                       WITH THE                  OF TIME                                   DURING
 AND YEAR OF BIRTH                   TRUST                    SERVED                                PAST 5 YEARS
----------------------   --------------------------   ---------------------   ------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman of the Board;       Trustee since 1989      Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: 1943               Trustee; Chairman,           (Chairman since 2004)   LLP (law firm) 2002 - 2003; Partner, Thelen Reid &
                         Compliance Committee,                                Priest LLP (law firm) from 1995 - 2002.
                         Nominating Committee and
                         Qualified Legal Compliance
                         Committee

Costas Azariadis         Trustee; Chairman,           Since 1989              Professor of Economics, Washington University
Born: 1943               Valuation Committee                                  (effective 2006); University of California-Los Angeles
                                                                              1992- 2006.

James C. Cheng           Trustee; Chairman, Audit     Since 1989              President, Technology Marketing Associates (marketing
Born: 1942               Committee                                            company for small and medium sized businesses in New
                                                                              England) since 1991.

INTERESTED  TRUSTEE
John Y. Keffer           Trustee; Chairman,           Since 1989              President, Forum Foundation (a charitable
Born: 1942               Contracts Committee                                  organization) since 2005; President, Forum Trust, LLC
                                                                              (a non-depository trust company) since 1997;
                                                                              President, Citigroup Fund Services, LLC ("Citigroup")
                                                                              2003-2005; President, Forum Financial Group, LLC
                                                                              ("Forum"), (a fund services company acquired by
                                                                              Citibank, N.A. in 2003).

                                 POSITION                   LENGTH                           PRINCIPAL OCCUPATION(S)
        NAME                     WITH THE                  OF TIME                                   DURING
   AGE AND ADDRESS                 TRUST                    SERVED                                PAST 5 YEARS
----------------------   --------------------------   ---------------------   ------------------------------------------------------
OFFICERS
Simon D. Collier/1/      President;                   Since 2005              President of Foreside Financial Group LLC ("FFG"),
Born: 1961               Principal Executive                                  (financial services firm), the parent of the
                         Officer                                              Distributor, and holds various officer positions of
                                                                              FFG subsidiaries, 2005 to present; President, Foreside
                                                                              Services, Inc. (staffing services firm), an affiliate
                                                                              of the Distributor, 2006 to present; Chief Operating
                                                                              Officer and Managing Director, Global Fund Services,
                                                                              Citigroup 2003-2005; Managing Director, Global
                                                                              Securities Services for Investors, Citibank, N.A.
                                                                              1999-2003.

Trudance L.C. Bakke/1/   Treasurer; Principal         Since 2005              Director, Foreside Compliance Service, LLC since 2006;
Born: 1971               Financial Officer            (Principal Financial    Product Manager, Citigroup 2003-2006; Senior Manager
                                                      Officer                 of Corporate Finance, Forum 1999 - 2003.
                                                      since August 2006)

Lina Bhatnager,          Secretary                    Since 2008              Senior Administration Specialist, Atlantic Fund
1971                                                                          Administration, LLC, since May 2008; Regulatory
                                                                              Administration Specialist, Citigroup June 2006-
                                                                              May 2008; Money Market/Short term Trader, Wellington
                                                                              Management 1996-2002.

Sara M. Morris           Vice President               Since 2004              Director and Relationship Manager, Citigroup since
Born: 1963                                                                    2004; Chief Financial Officer, The VIA Group, LLC (a
                                                                              strategic marketing company) 2000 - 2003.

B.   TRUSTEE OWNERSHIP IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES


                                                                  AGGREGATE DOLLAR RANGE OF
                                                              OWNERSHIP AS OF DECEMBER 31, 2007
                                                                   IN ALL FUNDS OVERSEEN BY
                       DOLLAR RANGE OF BENEFICIAL OWNERSHIP        TRUSTEE IN THE FAMILY OF
      TRUSTEES          IN THE FUND AS OF DECEMBER 31, 2007          INVESTMENT COMPANIES
--------------------   ------------------------------------   ---------------------------------
INTERESTED TRUSTEES
John Y. Keffer                        None                                    None

INDEPENDENT TRUSTEES
Costas Azariadis                      None                                    None
James C. Cheng                        None                                    None
J. Michael Parish                     None                              $50,001-$100,000

C.   OWNERSHIP OF SECURITIES OF ABSOLUTE AND RELATED COMPANIES


As of December 31, 2007, no Independent Trustee or any of his immediate family members owned, beneficially or of record, securities of Absolute, any Sub-Adviser, the distributor, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with Absolute, any Sub-Adviser or the distributor.


D.   INFORMATION CONCERNING TRUST COMMITTEES

1.   AUDIT COMMITTEE


The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent registered public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2008, the Audit Committee met [seven] times.


2.   NOMINATING COMMITTEE


The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for Trustee recommended by security holders. During the fiscal year ended March 31, 2008, the Nominating Committee [did not meet].


3.   VALUATION COMMITTEE


The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and the senior officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board. During the twelve month period ended March 31, 2008, the Valuation Committee met [three] times.


4.   QUALIFIED LEGAL COMPLIANCE COMMITTEE


The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable Federal and state law or the breach of fiduciary duties under applicable Federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2008, the QLCC [did not meet].


5.   CONTRACTS COMMITTEE


The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee [did not meet] during the fiscal year ended March 31, 2008.


6.   COMPLIANCE COMMITTEE


The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee [did not meet] during the fiscal year ended March 31, 2008.


E.   COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Trustees are also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.


The following tables set forth fees to be paid to each Trustee by the Fund and the Fund Complex, which includes all series of the Trust and another investment company for which Citigroup provides services, for the Fund's fiscal year ending March 31, 2008.



                                             TOTAL COMPENSATION
                                               FROM TRUST AND
    TRUSTEE         COMPENSATION FROM FUND      FUND COMPLEX
-----------------   ----------------------   ------------------
John Y. Keffer              $2,961                 $25,750
Costas Azariadis            $4,267                 $32,500
James C. Cheng              $4,267                 $32,500
J. Michael Parish           $5,817                 $44,500


F.   INVESTMENT ADVISORS

1.   OWNERSHIP OF ABSOLUTE AND SUB-ADVISERS

The following persons/entities control Absolute and each Sub-Adviser through equity interests.

ADVISER                                    CONTROLLING PERSONS/ENTITIES
-------                                    ----------------------------
Absolute Investment Advisers LLC           None

SUB-ADVISERS

Aronson+Johnson+Ortiz, LP                  Theodore R. Aronson

Bernzott Capital Advisors                  Kevin Bernzott

Contravisory Research & Management Corp.   George E. Noonan, William Noonan,
                                           Philip Noonan


GMB Capital Management, LLC                [_________________________]Gabriel R.
                                           Bitran and Marco Bitran


Horizon Asset Management, Inc.             John Meditz

Kinetics Asset Management, Inc.            None

Kovitz Investment Group, LLC               Mitchell A. Kovitz, Jonathan A.
                                           Shapiro, Marc S. Brenner and Bruce A.
                                           Weininger

SUB-ADVISERS

Metropolitan West Asset Management, LLC    Majority owned by employees

Mohican Financial Management, LLC          Eric C. Hage and Daniel C. Hage

SSI Investment Management, Inc.            John D. Gottfurcht, Amy Jo Gottfurcht
                                           and George Douglas

TWIN Capital Management, Inc.              Geoffrey Gerber

Yacktman Asset Management Co.              Donald Arthur Yacktman

2.   INFORMATION REGARDING PORTFOLIO MANAGERS


OTHER ACCOUNTS UNDER MANAGEMENT Appendix B summarizes information provided by the Absolute and each Sub-Adviser regarding the number of other accounts managed by the Fund portfolio managers within the following categories and the total assets in the accounts as of March 31, 2008:2007: registered investment companies, other pooled investment vehicles, and other accounts.


PORTFOLIO MANAGER OWNERSHIP IN THE FUND


According to information provided by Absolute, the following Fund portfolio manager beneficially owned Fund shares as of March 31, 20082007 in an amount within the referenced dollar range:



                    DOLLAR RANGE OF BENEFICIAL OWNERSHIP
PORTFOLIO MANAGER     IN THE FUND AS OF MARCH 31, 2008
-----------------   ------------------------------------
Jay Compson                 $50,000 - $100,000


CONFLICTS OF INTEREST ACTUAL OR APPARENT CONFLICTS OF INTEREST MAY ARISE WHEN A PORTFOLIO MANAGER HAS DAY-TO-DAY MANAGEMENT RESPONSIBILITIES WITH RESPECT TO MORE THAN ONE FUND OR OTHER ACCOUNT. MORE SPECIFICALLY, PORTFOLIO MANAGERS WHO MANAGE MULTIPLE FUNDS AND/OR OTHER ACCOUNTS MAY EXPERIENCE THE FOLLOWING POTENTIAL CONFLICTS:

     The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Sub-Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Sub-Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.


     Individuals who are involved in providing information or reports concerning the identification and selection of Sub-Advisers, as well as the allocation of Fund assets among Sub-Advisers, may be subject to conflicts of interest when developing such reports, based on other existing or potential relationships between such persons and such Sub-Advisers. To deal with these situations, the Adviser has developed procedures that seek to detect and monitor the existence of such non Fund-related relationships, and to cause such relationships to be disclosed to the relevant decisionmakers within the Adviser and/or the Fund.


     With respect to securities transactions for clients, each Sub-Adviser determines which broker to use to execute each order. However, a Sub-Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Sub-Adviser has adopted procedures to help ensure best execution of all client transactions.

     Finally, the appearance of a conflict of interest may arise where a Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

COMPENSATION The following compensation information has been provided by
Absolute:


ADVISER                            COMPENSATION
--------------------------------   ---------------------------------------------
Absolute Investment Advisers LLC   Base cash salary; Cash % of Adviser profits.
                                   The base salary is fixed. The cash % of
                                   profits is based on equity participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.


4.   FEES

The Adviser's fee is calculated as a percentage fee of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average daily net assets for the previous month. Absolute's fee is paid monthly based on average daily net assets for the prior month. A Sub-Adviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Sub-Advisor for management but is paid by Absolute and not the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with Absolute with assets invested in the Fund, Absolute will credit an amount equal to all or a portion of the fees received by Absolute against any investment management fee received from you.

Table 1 in Appendix C shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

5.   OTHER PROVISIONS OF ADVISORY AGREEMENT

Absolute is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by Absolute on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.   DISTRIBUTOR

1.   DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1st Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of The National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares.

The Distributor, and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of each Fund (see "Purchases through Financial Institutions").




Table 2 in Appendix C shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years (or shorter depending on the Fund's commencement of operations).

2.   DISTRIBUTION PLAN (A AND C SHARES)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board (collectively, "Payees") for distribution-related and/or shareholder services provided by the Payees, an aggregate fee equal to 0.35% of the average daily net assets of A Shares and 1.00% of the average daily net assets of C Shares. Although the plan provides for payments of up to 0.35% of the average daily net assets of A Shares, the Board currently limits payments to 0.25% of average daily net assets. The Payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity regarding C Shares. The plan is a core component of the ongoing distribution of A Shares and C Shares. Mr. Collier is an officer of the Trust and has a direct financial interest in the operations of the plan due to ownership interests in the Distributor.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or support the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Absolute or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate Payees for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of A Shares or C Shares, as applicable, and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to A Shares or C Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of A Shares or C Shares, as applicable.

Table 3 in Appendix C shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data provided are for the past year.

3.   COMPLIANCE SERVICES


Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust dated October 1, 2004,as amended and restated June 1, 2005 and August 8, 2006 and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Chief Compliance Officer ("CCO"), Principal Executive Officer, Principal Financial Officer, and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO and Certifying Officer and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund, $5,000 per sub-adviser and an
(ii) annual fee of 0.01% of each Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund. Pursuant to the Administration Agreement between the Trust and Administrator, the Administrator has agreed to pay FCS directly for the Compliance Services rendered to the Fund.


The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Certifying Officer services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS and its affiliates or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Table 4 in Appendix C shows the dollar amount of the fees accrued by the Fund to FCS or its affiliates, as appropriate for Compliance Services, the amount of the fee waived by FCS or its affiliates, as appropriate, and the actual fees received by FCS or its affiliates, as appropriate. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

H.   OTHER FUND SERVICE PROVIDERS

1.   ADMINISTRATOR AND FUND ACCOUNTANT

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust. The Administrator administers the Trust's operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust's investment advisors in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the oversight of the Trust's counsel and with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated, provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause, and without penalty, by the Trust or by Citigroup with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citigroup is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement. Under the Citi Agreement, Citigroup and certain related parties (such as Citigroup's officers and persons who control Citigroup) are indemnified by the Trust against any and all claims and expenses related to Citigroup's actions or omissions that are consistent with Citigroup's contractual standard of care.

Under the Citi Agreement, in calculating the Fund's NAV, Citigroup is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that Citigroup will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citigroup is not liable for the errors of others, including the companies that supply securities prices to Citigroup and the Fund.

The Fund pays Citigroup a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

Table 4 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Accountant and the actual fees received by the Accountant. The data are for the period beginning with the Fund's commencement of operations.

Table 5 in Appendix C shows the dollar amount of the fees accrued by the Fund, the amount of the fee waived by the Administrator and the actual fees received by the Administrator. The data are for the period beginning with the Fund's commencement of operations.

2.   TRANSFER AGENT


As transfer agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.


3.   CUSTODIAN

The Custodian, pursuant to an agreement with the Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The custodian is located at 388 Greenwich Street, New York, New York 10013.

4.   LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, DC 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

5.   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


___________ & ________ LLP ("D&T"), 200 Berkeley Street, 14th Floor, Boston,
Massachusetts, 02116, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance with respect to the preparation of filings with the U.S. Securities and Exchange Commission. _______ Tax LLP, an affiliate of D&T, reviews the Fund's tax returns.

4.   PORTFOLIO TRANSACTIONS

A.   HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Sub-Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Sub-Adviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.   COMMISSIONS PAID

Table 6 in Appendix C shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Sub-Adviser. The data presented are for the past three fiscal years.

C.   ADVISER RESPONSIBILITY FOR PURCHASES AND SALES

Absolute or a Sub-Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or Sub-Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Sub-Adviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

D.   CHOOSING BROKER-DEALERS

Absolute and each Sub-Adviser seeks "best execution" for all portfolio transactions. This means that Absolute or a Sub-Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Absolute or a Sub-Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker. Absolute or a Sub-Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Absolute or a Sub-Adviser may also give consideration to brokerage and research services furnished by brokers to Absolute or the Sub-Adviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Absolute's or a Sub-Adviser's own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of Absolute's or a Sub-Adviser's accounts, although a particular client may not benefit from all the research received on each occasion. Absolute's or a Sub-Adviser's fees are not reduced by reason of Absolute's or Sub-Adviser's receipt of research services. Since most of Absolute's or a Sub-Adviser's brokerage commissions for research are for economic research on specific companies or industries, and since Absolute or Sub-Adviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit Absolute's or Sub-Adviser's clients and the Fund's investors.

Table 7 in Appendix C lists each broker to whom the Fund directed brokerage over the last three fiscal years in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E.   COUNTERPARTY RISK

Absolute or a Sub-Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F.   TRANSACTIONS THROUGH AFFILIATES

Absolute or a Sub-Adviser may effect transactions through affiliates of Absolute or Sub-Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

G.   OTHER ACCOUNTS OF THE ADVISER OR SUB-ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Sub-Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute's or a Sub-Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Sub-Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

H.   PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

I.   SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 8 in Appendix C lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

J.   PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in forms required to be filed with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders or a copy of the Fund's latest Form N-Q which contains the Fund's portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Fund's Adviser may make publicly available information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding). As well, the Fund's Adviser may make publicly available the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. The Fund's Adviser also provides a portfolio commentary. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This quarterly holdings information is released within 15 days after the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operation that the Fund has retained them to perform. The Fund's Adviser, who manages the Fund's portfolio, has regular and continuous access to the Fund's portfolio holdings. In addition, the Fund's Adviser, Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services
(ISS), mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. The Fund's Trustees and officers, legal counsel to a Fund and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive portfolio holdings information on an as needed basis. Mailing services (ADP) and financial printers (currently RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for the disclosing of the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential;
(2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

Adviser and Sub-Adviser employees may manage accounts in addition to the Fund, and may establish accounts with other portfolio managers and Sub-Advisers. Although separate from the Fund, these accounts may be managed in an investment style similar to those assets of the Fund managed by the Sub-Adviser and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund's holdings disclosure policy.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the adviser or any other party, by any service provider or any other person in connection with the disclosure of the Fund's portfolio holdings. With respect to the Trustees, its officers, the Adviser, the administrator and the distributor, the Board has approved codes of ethics (collectively, "Codes") that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to periodic review by the Board of Trustees. In order to help ensure that the Fund's portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Adviser, principal underwriter or any affiliate of the Fund, the Adviser or principal underwriter will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

5.   PURCHASE AND REDEMPTION INFORMATION

A.   GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the offices of the Transfer Agent.

Each Fund class thereof accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

B.   ADDITIONAL PURCHASE INFORMATION

Shares of each Fund class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund class may be higher than the Fund class' NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Absolute's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

1.   IRAs

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

2.   UGMAs/UTMAs

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

3.   PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at a Fund class' NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the Financial Institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

Investors purchasing shares of the Fund through a Financial Institution should read any materials and information provided by the Financial Institution to acquaint themselves with its procedures and any fees that the Financial Institution may charge.

Absolute may enter into arrangements with Financial Institutions. Absolute may, at its own expense, compensate the Financial Institutions in connection with the sale or expected sale of Fund shares and it may sponsor various promotional activities held by the Financial Institutions to promote sales of the Fund.

Certain Financial Institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through retirement plans and other investment programs. A Financial Institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Absolute or the Fund (if approved by the Board) may pay fees to these Financial Institutions for their services.

Absolute or the Distributor may also compensate a Financial Institution for providing certain marketing support services, including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the Financial Institution about the Fund and shareholder financial planning needs, providing placement on the Financial Institution's list of offered funds, counseling on the preparation of sales material and presentations and arranging access to sales meetings, sales representatives and management representatives of the Financial Institutions.

The above payments are made to Financial Institutions that are registered as holders of record or dealers of record for accounts in the Fund. These payments are generally based on one or more of the following factors: average net assets of the Fund shares attributable to that dealer, gross or net sales of Fund shares attributable to that dealer, reimbursement of ticket charges (including fees that a dealer firm charges its representatives for effecting transactions in fund shares and payments for processing transactions via National Securities Clearing Corporation ("NSCC")) or a negotiated lump sum payment for services rendered. Absolute compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. Eligibility requirements for such payments to Financial Institutions are determined by Absolute. Such payments will create an incentive for the Financial Institutions to recommend that investors purchase Fund shares.

Marketing support payments are not expected, with certain limited exceptions, to exceed 0.10% of the average net assets of Absolute's mutual funds attributable to that dealer, estimated on an annual basis over a five year time period. Program servicing payments, which are paid in some instances to third parties in connection with investments in the Fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.10% of the total assets in the Absolute mutual funds, estimated on an annual basis over a five year time period. In addition, Absolute may make one-time or annual payments to select Financial Institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of Absolute's mutual funds on the Financial Institution's system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such Financial Institution on an annual basis to exceed the amounts set forth above. Separately, Absolute may enter into one or more arrangements with third-party marketing firms. Absolute anticipates that compensation to such firms will be consistent to costs associated with wholesaling and/or marketing mutual funds. Such compensation will be in addition to any marketing support and/or program servicing payments.

From time to time, Absolute, at its expense, may provide additional compensation to Financial Institutions which sell or arrange for the sale of shares of the Fund to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Absolute may include financial assistance to Financial Institutions that enable Absolute to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other dealer employees, dealer entertainment, and other dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips.

C.   ADDITIONAL REDEMPTION INFORMATION

You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class' NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

1.   SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

2.   REDEMPTION-IN-KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

3.   NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

4.   DISTRIBUTIONS

Distributions of net investment income will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the applicable Fund class' NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

5.   TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

A.   QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is March 31 (the same as the Fund's fiscal year end).

1.   MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company the Fund must satisfy the following requirements:

     . The Fund must distribute at least 90% of its investment company taxable income each tax year (certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement).

     . The Fund must derive at least 90% of its gross income each year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities.

     . The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

2.   FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.   FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.

C.   CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For Federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are

"marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States Federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (1) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% distribution requirement described above and calendar year distribution requirement described below.

D.   FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.   SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) Fund shares within 30 days before or after the sale, exchange or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.   BACKUP WITHHOLDING

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of distributions and the proceeds of redemptions of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that you are not subject to backup withholding or that you are a corporation or other "exempt recipient." Backup withholding is not an additional tax; any amounts so withheld may be credited against your Federal income tax liability or refunded once the required information or certification is provided.

G.   FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during the taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. You generally would be exempt from Federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund and portfolio interest income paid during the taxable years of the Fund beginning before January 8, 2008. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold Federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

H.   STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

I.   FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.   OTHER MATTERS

A.   THE TRUST AND ITS SHAREHOLDERS

1.   GENERAL INFORMATION

Forum Funds was organized as a statutory trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust registered for sale shares of beneficial interest in the following series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:


Absolute Strategies Fund/(1)/
Adams Harkness Small Cap Growth Fund
Austin Global Equity Fund
Auxier Focus Fund/(2)/
Brown Advisory Growth Equity Fund /(3)/
Brown Advisory Intermediate Income Fund /(3)/
Brown Advisory Core International Fund /(4)/
Brown Advisory Maryland Bond Fund /(4)/
Brown Advisory Opportunity Fund /(3)/
Brown Advisory Small-Cap Growth Fund /(5)/
Brown Advisory Small-Cap Value Fund /(3)/
Brown Advisory Value Equity Fund /(3)/
DF Dent Premier Growth Fund
Dover Long/Short Sector Fund/(6)/
Dover Responsibility Fund /(6)/
Flag Investors - Equity Opportunity Fund/(6)/
Flag Investors - Income Opportunity Fund/(6)/
Fountainhead Special Value Fund
Golden Large Core Value Fund /(7)/
Golden Small Core Value Fund /(7)/
Jordan Opportunity Fund
Liberty Street Horizon Fund/(1)/
Merk Hard Currency Fund /(7)/
Merk Asian Currency Fund /(8)/
Payson Total Return Fund
Polaris Global Value Fund
GrisantiBrown Fund


/(1)/ The Trust registered for sale shares of beneficial interest in Institutional, A and C classes of this series.

/(2)/ The Trust registered for sale shares of beneficial interest in Investor, A and C classes of this series.

/(3)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. Currently A Shares of Brown Advisory Opportunity Fund are not publicly offered.

/(4)/ The Trust registered for sale shares of beneficial interest in an Institutional class of this series.

/(5)/ The Trust registered for sale shares of beneficial interest in Institutional and A classes of this series. The Fund has ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

/(6)/ The Trust registered for sale shares of beneficial interests in A and Institutional classes of these series.

/(7)/ The Trust registered for sale shares of beneficial interests in Institutional and Investor classes of these series.

/(8)/ The Trust registered for sale shares of beneficial interests in an Investor class of these series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust and each series and class thereof will continue indefinitely until terminated.

2.   SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will effect each class' performance. For more information on any other class of shares of the Fund, investors may contact the Transfer Agent.

3.   SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those such series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

4.   TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

B.   FUND OWNERSHIP


As of June [__], 2008, the percentage of Fund shares owned by all Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.


Also as of that date, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 9 in Appendix C.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 5, 2007, the following shareholders may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

Listed below are shareholders who own of record or beneficially, 25% or more of the Fund's voting securities.

  NAME OF       PERCENTAGE OF
SHAREHOLDER   FUND SHARES OWNED
-----------   -----------------
    None             N/A

C.   LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.   PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust, Absolute and each Sub-Adviser are included in Appendix E. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2007 will be available on or after August 31, 2007 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the period ended June 30, 2007 will also be available on the Fund's website at www.absolutestrategiesfund.com.

E.   CODE OF ETHICS

The Trust, Absolute, each Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser, each Sub-Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.   REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.   FINANCIAL STATEMENTS


The Fund's Financial Statements and Financial Highlights for the fiscal period ended [March 31, 2008] are incorporated by reference into the SAI from the Fund's Annual report to shareholders and have been audited by ________________________, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.


APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

1.   MOODY'S INVESTORS SERVICE

AAA Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA        Bonds that are rated Ba, are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.        STANDARD AND POOR'S CORPORATION

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC        An obligation rated CC is currently highly vulnerable to nonpayment.

C The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

3.        FITCH

          INVESTMENT GRADE

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

          SPECULATIVE GRADE

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC
CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD
DD, D Default. Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S

AAA An issue that is rated "Aaa" is considered to be a top quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA An issue that is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A An issue that is rated "A" is considered to be an upper medium-grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue that is rated "Baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA An issue that is rated "Ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B An issue that is rated "B" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA An issue that is rated "Caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

CA An issue that is rated "Ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C         This is the lowest rated class of preferred or preference stock.
          Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B,    Preferred stock rated BB, B, and CCC is regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C         A preferred stock rated C is a nonpaying issue.

D A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
          .    Leading market positions in well-established industries.
          .    High rates of return on funds employed.
          .    Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          .    Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          .    Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT       Issuers rated Not Prime do not fall within any of the Prime rating
PRIME     categories.

S&P

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

APPENDIX B - OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER


TO BE UPDATED


                                              Combined
                      # of Other             Assets of
                      Registered               Other                # of
                      Investment  Combined   Registered             Other
                      Companies    Assets    Investment             Pooled
          # of Other   Serviced   of Other   Companies    # of     Vehicles
          Registered     with    Registered   Serviced    Other    Serviced
          Investment Performance Investment     with     Pooled      with
Portfolio  Companies    Based     Companies Performance Vehicles Performance
 Manager   Serviced      Fee      Serviced   Based Fee  Serviced  Based Fee
--------- ---------- ----------- ---------- ----------- -------- -----------
ABSOLUTE INVESTMENT ADVISERS LLC
Compson       0          0           $0          $0        0          0


                      Combined
                     Assets of                                  Combined
                       Other                                     Assets
           Combined    Pooled             # of Other            of Other
          Assets of   Vehicles             Accounts  Combined   Accounts
            Other     Serviced    # of     Serviced   Assets    Serviced
            Pooled      with      Other      with    of Other     with
Portfolio  Vehicles Performance Accounts Performance Accounts Performance
 Manager   Serviced  Based Fee  Serviced  Based Fee  Serviced  Based Fee
--------- --------- ----------- -------- ----------- -------- -----------
ABSOLUTE INVESTMENT ADVISERS LLC
Compson      $0          $0        0          0         $0         $0

APPENDIX C - MISCELLANEOUS TABLES

TABLE 1- INVESTMENT ADVISORY FEES

The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.


                              ADVISORY FEE   ADVISORY FEE   ADVISORY FEE
                                 PAYABLE        WAIVED        RETAINED
                              ------------   ------------   ------------
Period Ended March 31, 2008
Period Ended March 31, 2007    $2,626,862      $ 32,660      $2,594,202
Period Ended March 31, 2006    $  817,406      $119,599      $  697,807


TABLE 2 - SALES CHARGES (A AND C SHARES ONLY)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund's A and C Shares.


                              AGGREGATE SALES   SALES CHARGE   SALES CHARGE
                                  CHARGE          RETAINED      REALLOWED
                              ---------------   ------------   ------------
A SHARES
Period Ended March 31, 2008
Period Ended March 31, 2007     $   92,359                      $   81,243
Period Ended March 31, 2006     $1,302,670         $40,784      $1,261,887

C SHARES
Period Ended March 31, 2008
Period Ended March 31, 2007        None             None           None
Period Ended March 31, 2006        None             None           None


TABLE 3 - RULE 12B-1 DISTRIBUTION FEES (A AND C SHARES ONLY)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.


                              PLAN FEE   PLAN FEE
                               CHARGE    RETAINED
                              --------   --------
A SHARES
Period Ended March 31, 2008
Period Ended March 31, 2007   $100,080     None
Period Ended March 31, 2006   $ 68,045     None

C SHARES
Period Ended March 31, 2008
Period Ended March 31, 2007    $86,600     None
Period Ended March 31, 2006    $ 3,372     None


TABLE 4 - COMPLIANCE FEES

The following table shows the dollar amount of fees accrued by the Fund, the amount of the fee that was waived by the Distributor, if any, and the actual fee received by the Distributor.


                               COMPLIANCE   COMPLIANCE    COMPLIANCE
                              FEE PAYABLE   FEE WAIVED   FEE RETAINED
                              -----------   ----------   ------------
Period Ended March 31, 2008

Period Ended March 31, 2007     $96,049       $58,418       $37,630
Period Ended March 31, 2006     $19,499       $ 3,943       $15,556


TABLE 5 - CITIGROUP FEES

The following table shows the dollar amount of fees paid to Citigroup, the amount of fee that was waived by Citigroup, and the actual fees received by Citigroup.


                               CITIGROUP     CITIGROUP     CITIGROUP
                              FEE PAYABLE   FEE WAIVED   FEE RETAINED
                              -----------   ----------   ------------
Period Ended March 31, 2008
Period Ended March 31, 2007     $197,016     $ 7,185       $189,830
Period Ended March 31, 2006     $ 77,983     $21,844       $ 56,139


TABLE 6 - COMMISSIONS

The following table shows the brokerage commissions of the Fund.

                                                        TOTAL                        % OF
                                                      BROKERAGE                    BROKERAGE
                                                     COMMISSIONS                  COMMISSIONS
                                 TOTAL              ($) PAID TO AN                PAID TO AN
                               BROKERAGE           AFFILIATE OF THE            AFFILIATE OF THE
                              COMMISSIONS   FUND, ABSOLUTE, SUB-ADVISER   FUND, ABSOLUTE, SUB-ADVISER
                                  ($)            OR DISTRIBUTOR                  OR DISTRIBUTOR
                              -----------   ---------------------------   ---------------------------
Period Ended March 31, 2008
Period Ended March 31, 2007     $407,415                  0                           0%
Period Ended March 31, 2006     $152,226                  0                           0%

TABLE 7 - DIRECTED BROKERAGE

The following table lists each broker to whom the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

                                                AMOUNT OF COMMISSIONS
                              AMOUNT DIRECTED         GENERATED
                              ---------------   ---------------------
Period Ended March 31, 2008
Period Ended March 31, 2007     $93,590,134            $92,628

TABLE 8 - SECURITIES OF REGULAR BROKERS OR DEALERS

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year.

                              REGULAR BROKER OR DEALER   VALUE HELD
                              ------------------------   ----------
Period Ended March 31, 2008
Period Ended March 31, 2007               None              N/A
Period Ended March 31, 2006               None              N/A

TABLE 9 - 5% SHAREHOLDERS


The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 5, 2008:2007:


NAME AND ADDRESS   % OF CLASS A SHARES

As of July [ ], 2008, no persons owned of record 5% or more of the outstanding Class C shares, nor was any person known by the Fund to own beneficially 5% or more of Class C shares.

INSTITUTIONAL SHARES


                   % OF INSTITUTIONAL
                     SHARES CLASS OF
NAME AND ADDRESS        THE FUND
----------------   ------------------

APPENDIX D - PROXY VOTING PROCEDURES

                                   FORUM FUNDS

                 POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

                                  JULY 31, 2003

                          AS AMENDED SEPTEMBER 14, 2004

     SECTION 1. PURPOSE

     Shareholders of the various series of Forum Funds and Monarch Funds (collectively, the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

     This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

     SECTION 2. RESPONSIBILITIES

     (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by the Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by the Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

     The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

     The Adviser shall be responsible for coordinating the delivery of proxies by the fund's custodian to the adviser or to an agent of the adviser selected by the adviser to vote proxies with respect to which the Adviser has such discretion (a "proxy voting service").

     (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these policies. The Proxy Manager will, from to time, periodically review the policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these policies.

     SECTION 3. SCOPE

     These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which the Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

     SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

     (A)  GENERAL

          (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and
               (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

          (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

          (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

     (B)  ROUTINE MATTERS

     As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

          (1) Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

          (2) Appointment of Auditors. Management recommendations will generally be supported.

          (3) Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

     (C)  Non-Routine Matters

          (1) Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

          (2) Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

          (3) Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

          (4) Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

          (5) Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

     (D)  CONFLICTS OF INTEREST

     Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the Board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted.

     If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

     (E)  ABSTENTION

     The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

APPENDIX E - ADVISER/SUB-ADVISER PROXY VOTING PROCEDURES

I.   GENERAL STATEMENT

     Absolute Investment Advisers LLC (the "Adviser") has discretion to vote the proxies received by Absolute Strategies Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II.  POLICIES AND PROCEDURES FOR VOTING PROXIES

     In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

     The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III. RECORDKEEPING

     The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     A. Copies of the proxy voting procedures and policies, and any amendments thereto.

     B. A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

     C.   A record of each vote that the Adviser casts.

     D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

     E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.  DISCLOSURE

     A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

     B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

SUBADVISER PROXY VOTING PROCEDURES

ARONSON+JOHNSON+ORTIZ, LP (AJO)

I.   General Statement

     Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client's investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

II.  Policies and Procedures for Voting Proxies

     Each client account is voted by the firm's Proxy Manager, and our proxy voting is overseen by the firm's Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

     AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio's best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see "Conflicts of Interest," below).

     In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client's economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

     Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO's Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

III. RECORD-KEEPING

     AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC's online document filing and retention system.

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IV.  VOTE DISCLOSURE

     Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

     AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

BERNZOTT CAPITAL ADVISERS

Although the Adviser's Act does not require that investment advisers enter into written agreements with their advisory clients, most investment advisers do utilize written agreements so that their expectations and those of their clients are clear. The general content and nature of these written agreements will be outlined in this chapter. Once a written agreement is created, it must be maintained as mandated by the Adviser's Act Rule 204-2 book and record requirements. Furthermore, any written agreement in use may be subject to certain restrictions by states and other jurisdictions.

CUSTOMER CONTRACTS

If the adviser elects to utilize written agreements with its customers, the agreements should discuss at a minimum:

     .    the services to be provided,

     . fees to be charged and how they will be assessed (i.e., quarterly in advance or arrears),

     . whether discretion or no discretion is granted to the investment adviser,

     .    arbitration or other dispute resolution methods,

     .    receipt of Form ADV, Part II or brochure in lieu of,

     .    the adviser's proxy voting policies

     .    conditions of account or service termination and

     . assignment clauses. Inappropriate in a written agreement would be any statement that is false, misleading or untrue, a condition or term inconsistent with the adviser's disclosure brochure (ADV Part II), a hedge clause (any clause that relieves the adviser from liability for management of the account), and/or any term that is inconsistent with the adviser's actual practices. The adviser shall note that some states require specific language. Investment advisers would be wise to consult their state laws in this area.

Section 205 of the Adviser's Act requires the following be kept in mind when creating an advisory agreement:

     . Section 205(a)(1) prohibits fees based on capital gains or capital appreciation of client accounts (there is some relief offered by Rule 205-3, which addresses performance based fees)

     . Section 205(a)(2) requires client consent for the assignment of an advisory agreement.

     . Section 205(a)(3) requires investment advisers which are partnerships to notify the other party to a contract of any partnership membership change within a reasonable amount of time after such change.

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CONTENT

In 2003, the SEC adopted a new rule and rule amendments under the Investment Adviser's Act that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. The new rule requires an investment adviser that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the investment adviser has voted their proxies. The rule amendments also require investment advisers to maintain certain records relating to proxy voting. The rule and rule amendments are designed to ensure that investment advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

Under rule 206(4)-6, investment advisers that exercise voting authority with respect to client securities must adopt proxy voting policies and procedures. The policies and procedures must be in writing. They must be reasonably designed to ensure that the investment adviser votes in the best interest of clients. And they must describe how the investment adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting. The Firm's proxy voting policies and procedures should be designed to enable the firm to resolve material conflicts of interest with its clients before voting their proxies.

A.   VOTING CLIENT PROXIES

The duty of care requires an investment adviser with voting authority to monitor corporate actions and vote client proxies.

B.   RESOLVING CONFLICTS OF INTEREST

An investment adviser's policies and procedures under the rule must also address how the investment adviser resolves material conflicts of interest with its clients.

C.   DISCLOSE HOW TO OBTAIN VOTING INFORMATION

Rule 206(4)-6 requires investment advisers to disclose to clients how they can obtain information from the investment adviser on how their securities were voted.

D.   DESCRIBE POLICIES AND PROCEDURES

Rule 206(4)-6 also requires investment advisers to describe their proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. To ensure that applicable regulatory standards are met in the adviser's customer agreements and contracts, it is required that any contract in use be first submitted to the Compliance Officer for review and approval. It can be anticipated that the use of specialized or unique contracts or agreements will be prohibited. Accordingly associated persons are cautioned that any and al changes, edits, amendments or other variations to the adviser's approved contracts and agreements must be subject to the prior approval of the Compliance Officer. If the adviser votes proxies on its customer's behalf, its voting practices will be disclosed in the customer agreement.

Proxy Voting Policies & Procedures First and foremost, all proxy voting must be carried out with the best interests of the firm's clients in mind. Proxies must be voted by or at the direction of the Compliance Officer. If a client account is subject to the Employee Retirement Security Act of 1974 ("ERISA") decisions on voting of proxies for the securities in the portfolio will be made by the Compliance Officer unless specifically reserved to the trustee of the client's account or a named fiduciary of the client's account. If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by the Compliance Officer unless the client specifically directs otherwise. The Compliance Officer will always vote proxies in the best economic interest of the client. The adviser has informed any ERISA plan sponsors and its trustees, bank custodians, and broker-dealer custodians of the requirement that all proxies be forwarded to the firm.

Upon request, either written or verbal, we will disclose to clients the actual proxy votes cast on the client's behalf. The firm will disseminate this information in hard copy, either via email (.pdf format), fax, or mail. Upon request, either written or verbal, we will provide clients with a copy of these policies and procedures, either via email (.pdf format), fax, or mail. All proxy-related records must be maintained for five years, at the principal place of business for at least the first two and optionally at an off-site storage facility for the remaining three years. The following documents must and will be retained by Bernzott Capital Advisors Inc.: (i) proxy voting policies and procedures; (ii) records of votes cast on behalf of clients; (iii) records of client requests for proxy voting information and our response, and (iv) any documents we prepared that were material to making a decision how to vote, or that memorialized the basis for the decision.

COMMENTS

1 - The individual named below is responsible for oversight of the firm's Insider Trading requirements. Questions regarding the adviser's customer agreements and contracts shall be directed to the individual named below. The Compliance Officer is charged with responsibility for ensuring that our contracts and agreements meet applicable regulatory standards. The Compliance Officer assumed this responsibility at firm inception in 1994.

2 - In addition to the background provided above, the adviser has implemented the following specific procedures to achieve compliance with its procedures regarding customer agreements.

To ensure that employees of the advisor utilize agreements and contracts that meet applicable regulatory standards: employees will be provided with pre-approved contracts and agreements for use in customer relationships. No variations of the agreements are permitted unless the prior written approval of the Compliance Officer has been obtained. Employees are prohibited from utilizing written contracts and agreements except as approved in writing in advance by the Compliance Officer. Employees are required to obtain valid client signatures wherever required on all customer agreements and contracts.

3 - The policy(ies) and procedure(s) associated with this section should be carried out according to the following schedule. It is the responsibility of each employee to ensure that approved contracts are utilized. The Compliance Officer shall review compliance with the procedures in this section periodically.

4 - The following documents are required to demonstrate compliance. Evidence of compliance with the advisor's requirements for customer agreements will be retained in completed forms found in our electronic files.

CONTRAVISORY RESEARCH & MANAGEMENT CORP.

I.   GENERAL STATEMENT

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.  POLICIES AND PROCEDURES FOR VOTING PROXIES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

     .    Keep a record of each proxy received;

     . Forward the proxy to the portfolio manager or other person who makes the voting decision in the firm (hereafter referred to as "portfolio manager");

     . Determine which accounts managed by the Adviser hold the security to which the proxy relates;

     . Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     . Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for competing the proxy and mailing the proxy in a timely and appropriate manner.

     . The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

Voting Guidelines

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

     . Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     . Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

     For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

     . whether the proposal was recommended by management and the Adviser's opinion of management;

     .    whether the proposal acts to entrench existing management; and

     . whether the proposal fairly compensates management for past and future performance.

Conflicts of Interest

     1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer is a client of the Adviser or an affiliate of the Adviser or has some other relationship with the Adviser or a client of the Adviser.

     2. If a material conflict exits, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the Investment Management Agreement reserves to the ERISA client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of the Adviser when voting proxies if such a conflict exists.

III. RECORDKEEPING

The Compliance Officer will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

     . Copies of this proxy voting policy and procedures, and any amendments thereto.

     . A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available./2/

     .    A record of each vote that the Adviser casts. /3/

     . A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision.

     . A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.  DISCLOSURE

     1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer, via e-mail or telephone, in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client's proxy.

     2. A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

UPDATE FOR GMB CAPITAL MANAGEMENT, LLC

HORIZON ASSET MANAGEMENT SERVICES, LLC PROXY VOTING POLICIES AND PROCEDURES

----------
/2/ The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

/3/ The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

I. INTRODUCTION AND OVERVIEW

Horizon Asset Management Services, LLC, ("HAMS") has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, HAMS analyzes the proxy statements of issuers whose stock is owned by its institutional and private clients who have requested that HAMS be involved in the proxy process. The fundamental guideline followed by HAMS in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment. One of the key factors HAMS considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, HAMS believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and HAMS may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

II. ADMINISTRATION

Proxy Voting. Proxy voting authority rests with (1) the primary portfolio manager, or in his/her absence, and (2) the Chief Investment Officer for each private client account. In evaluating issues, the portfolio manager or Chief Investment Officer may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services. Proxy Administrator. HAMS designates Andrew Fishman, Esq., its Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Officer for consideration. The Proxy Administrator will then vote the proxies consistent with the instructions by a portfolio manager or Chief Investment Officer. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients pertaining to proxy issues and corporate responsibility. Conflicts of Interest Occasionally, HAMS may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where HAMS perceives a material conflict of interest, HAMS may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. Under normal circumstances, if a conflict is determined not to be material, HAMS will vote the proxy in accordance with this policy. The method selected by HAMS to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, HAMS will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

III. REPORTING AND RECORD RETENTION

HAMS will maintain the following records relating to proxy votes cast under these policies and procedures:

I. A copy of these policies and procedures.

II. A copy of each proxy statement HAMS receives regarding client securities.

III. Records of each vote cast by HAMS on behalf of a client including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether HAMS cast its vote on the matter; (viii) how HAMS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether HAMS cast its vote for or against management.

IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

V. A copy of each written client request for proxy voting information and a copy of any written response by HAMS. The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

IV. PROXY VOTING GUIDELINES.

The following are our Proxy Voting Guidelines (the "Guidelines"). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Officer may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Officer shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

1. Operational Items.

Adjourn Annual Meeting. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

Amend Bylaws (minor changes). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name. We vote FOR proposals to change the corporate name.

Ratifying Auditors. We for FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

2. Board of Directors.

Voting on Director Nominees.

Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

Age Limits. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

Board Size. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

Cumulative Voting. We vote these issues on a case-by-case basis relative to the company's other governance provisions.

Director and Officer Indemnification. We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

Filling Vacancies/Removal of Directors. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

Stock Ownership Requirements. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Term Limits. We vote AGAINST proposals to limit the tenure of outside directors.

3. Proxy Contests.

Voting for Director Nominees in Contested Elections. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management's track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side.

Reimbursing Proxy Solicitation Expenses. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

Confidential Voting. We vote FOR proposals requesting that corporations adopt confidential voting.

4. Antitakover Defenses and Voting Related Issues.

Amend Bylaws without Shareholder Consent. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Poison Pills. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company's poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings.

Appraisal Rights. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

Asset Sales. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

Conversion of Securities. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

Corporate Reorganization/Debt Restructuring. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders' position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

Joint Ventures. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

Liquidations. We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

Private Placements. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders' position, terms of the offer, financial issues, conflicts of interests, etc.

Spinoffs. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

6. State of Incorporation.

Control Share Acquisition Provisions. We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

Greenmail. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Reincorporation Proposals. Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. State Antitakeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

7. Capital Structure.

Adjustments to Par Value of Common Stock. We for FOR management proposals to reduce the par value of common stock.

Common Stock Authorization. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Dual-class Stock. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

Preemptive Rights. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Recapitalization. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

Reverse Stock Split. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

Stock Splits and Dividends. We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

8. Executive and Director Compensation.

Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

Director Compensation. Votes on compensation plans for directors are determined on a case-by-case basis.

Director Retirement Plans. We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Repurchase Plans. Votes on employee stock purchase plans should be determined on a case-by-case basis.

Incentive Bonus Plans. We vote on a case-by-case basis proposals to award incentive based compensation.

Employee Stock Ownership Plans (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

401(k) Employee Benefit Plans. We vote FOR proposals to implement a 401(k) savings plan for employees.

Option Expensing. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise. Performance Based Stock Options. We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

9. Social Responsibility Issues. HAMS acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should HAMS restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

                     Horizon Asset Management Services, LLC
                            Attn: Proxy Administrator
                     470 Park Avenue South, 4th Floor South
                            New York, New York 10016

                         KINETICS ASSET MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND OVERVIEW

Kinetics Asset Management, Inc. ("KAM") has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, KAM analyzes the proxy statements of issuers whose stock is owned by the investment companies which it serves as investment adviser (i.e., the Kinetics Mutual Funds) and by institutional and private clients who have requested that KAM be involved in the proxy process. The fundamental guideline followed by KAM in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment. One of the key factors KAM considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, KAM believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company's position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and KAM may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

II. ADMINISTRATION

Proxy Voting. Proxy voting authority rests with (1) the primary portfolio manager, or in his/her absence, the Chief Investment Strategist for each mutual fund and (2) the Chief Investment Strategist for each private client account. In evaluating issues, the portfolio manager or Chief Investment Strategist may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services. Proxy Administrator. KAM designates Andrew Fishman, Esq., it s Proxy Administrator ("Proxy Administrator") who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Strategist for consideration. The Proxy Administrator will then vote the proxies cons istent with the instructions by a portfolio manager or Chief Investment Strategist. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients and mutual fund shareholders pertaining to proxy issues and corporate responsibility.

2

Conflicts of Interest

Occasionally, KAM may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where KAM perceives a material conflict of interest, KAM may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. With respect to investment company clients, conflicts may arise as to votes involving the investment adviser, the underwriter, their affiliates or affiliates of the investment company. In such cases, KAM will follow the voting guidelines described herein, including the process for handling conflicts. Under normal circumstances, if a conflict is determined not to be material, KAM will vote the proxy in accordance with this policy. The method selected by KAM to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, KAM will take steps designed to ensure that the decision to vote the proxies was based on the client's best interest and was not a product of the conflict.

III. REPORTING AND RECORD RETENTION

KAM will maintain the following records relating to proxy votes cast under these policies and procedures:

I. A copy of these policies and procedures.

II. A copy of each proxy statement KAM receives regarding client securities.

III. Records of each vote cast by KAM on behalf of a client including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether KAM cast its vote on the matter; (viii) how KAM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether KAM cast its vote for or against management.

IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

V. A copy of each written client request for proxy voting information and a copy of any written response by KAM. 3The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

IV. PROXY VOTING GUIDELINES.

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


The following are our Proxy Voting Guidelines (the "Guidelines"). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Strategist may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Strategist shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

1. Operational Items .

Adjourn Annual Meeting. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

Amend Bylaws (minor changes). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name. We vote FOR proposals to change the corporate name.

Ratifying Auditors . We vote FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

2. Board of Directors .

Voting on Director Nominees. Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

Age Limits. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

Board Size. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

3. Cumulative Voting. We vote these issues on a case-by-case basis relative to the company's other governance provisions.

Director and Officer Indemnification. We vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

Filling Vacancies/Removal of Directors. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies. Independent Chairman. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

Stock Ownership Requirements. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Term Limits. We vote AGAINST proposals to limit the tenure of outside directors.

4. Proxy Contests.

Voting for Director Nominees in Contested Elections. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management's track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side. Reimbursing Proxy Solicitation Expenses. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

Confidential Voting. We vote FOR proposals requesting that corporations adopt confidential voting.

5. Antitakover Defenses and Voting Related Issues.

Amend Bylaws without Shareholder Consent. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Poison Pills. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company's poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

6. Shareholder Ability to Act by Written Consent. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

7. Mergers and Corporate Restructurings.

Appraisal Rights. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

Asset Sales. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

Conversion of Securities. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

Corporate Reorganization/Debt Restructuring. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders' position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

Joint Ventures. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

Liquidations . We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

Private Placements. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders' position, terms of the offer, financial issues, conflicts of interests, etc. Spinoffs. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

8. State of Incorporation.

Control Share Acquisition Provisions . We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

Greenmail. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Reincorporation Proposals. Proposals to change a company's state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. State Antitakeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

9. Capital Structure.

Adjustments to Par Value of Common Stock. We vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Dual-class Stock. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

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


Preemptive Rights. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock. Preferred Stock. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Recapitalization. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

Reverse Stock Split. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

Stock Splits and Dividends . We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

10. Executive and Director Compensation.

Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

Director Compensation. Votes on compensation plans for directors are determined on a case-by-case basis.

Director Retirement Plans . We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Repurchase Plans. Votes on employee stock purchase plans should be determined on a case-by-case basis.

Incentive Bonus Plans . We vote on a case-by-case basis proposals to award incentive based compensation.

11.Employee Stock Ownership Plans (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

401(k) Employee Benefit Plans . We vote FOR proposals to implement a 401(k) savings plan for employees. Option Expensing. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise.

Performance Based Stock Options . We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

12. Social Responsibility Issues. KAM acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should KAM restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client's investment is enhanced.

Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

                         Kinetics Asset Management, Inc.
                            Attn: Proxy Administrator
                        1311 Mamaroneck Avenue, Suite 130
                          White Plains, New York 10605

     KOVITZ INVESTMENT GROUP, LLC

                               Proxy Voting Policy

     Kovitz Investment Group, LLC, as a matter of policy and practice, subject to ERISA, will not vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client's request, but the client always retains the proxy voting responsibility. Kovitz Investment Group, LLC's policy of having no proxy voting responsibility is disclosed to clients.

     Background

     Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

     Investment advisers registered with the SEC and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.Responsibility

     Marc S. Brenner has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm's policy with appropriate regulatory requirements being met and records maintained.

     Procedure

          . Kovitz Investment Group, LLC, has adopted the following procedures:

          . Kovitz Investment Group, LLC discloses its proxy voting policy of not voting proxies in the firm's Disclosure Document, advisory agreement or other client information.

          . Kovitz Investment Group, LLC's advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

          . Kovitz Investment Group, LLC's new client information materials may also indicate that advisory clients retain proxy voting authority.

          . Marc S. Brenner reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm, and handles all proxy-related client inquiries. He also has verified that provision have been made (through clearing firm) to ensure that clients receive proxy materials directly.

          . The Company has adopted and requires compliance with the Ancillary Policy "Proxy Voting Policy."

MOHICAN FINANCIAL MANAGEMENT, LLC.

              Mohican Financial PROXY VOTING POLICY and procedures

If the Adviser exercises voting authority with respect to client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes client securities in a manner consistent with the best interests of such client. (Rule 206(4)-6). The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. The Adviser's proxy voting policy and procedures is set forth in Appendix M.

                             Adopted 1 January 2006
                           Revised as of December 2005

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such right is properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

     .    Keep a record of each proxy received;

     .    Forward the proxy to the portfolio manager;

     . Determine which accounts managed by the Adviser hold the security to which the proxy relates;

     . Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

     . Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

     . The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

     . Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

     . Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

     . whether the proposal was recommended by management and the Adviser's opinion of management;

     .    whether the proposal acts to entrench existing management; and

     . whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

     1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. In particular, the portfolio manager will notify the Compliance Manager of any relationship the Adviser has with any issuer of a security and the Compliance Officer will determine if the relationship is a potential conflict of interest.

     2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and give the clients the opportunity to vote their proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. "Voting Guidelines" above.

V. DISCLOSURE

     1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail or telephone to obtain information on how the Adviser voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client's proxy.

A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent.

SSI INVESTMENT MANAGEMENT INC.

                      Proxy Voting Policies and Procedures

This Statement of Policies and Procedures (this "Statement") sets forth the policies and procedures of SSI Investment Management Inc. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A. Certain Definitions

"Client" means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

"Discretionary Account" means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

"Investment Fund" means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

"Non-Discretionary Account" means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

"Proxy Control Associate" means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B. Use of Proxy Voting Service

The Firm has retained the services of Institutional Shareholder Services, Inc. ("ISS"), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that ISS has adopted and implemented to insulate ISS's voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C. Discretionary Accounts

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to ISS all proxy solicitation materials received with respect to that Discretionary Account. ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that ISS receives copies of all proxy solicitation materials concerning such securities.

The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

1. Proxy Voting Policies

     a) The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

          (i)  the proposal has a positive economic effect on shareholder value:

          (ii) the proposal poses no threat to existing rights of shareholder;

          (iii) the dilution, if any, of existing shares that would result from approval fo the proposal is warranted by the benefits of the proposal; and

          (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

     b) The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

          (i)  the proposal has an adverse economic effect on shareholder value;

          (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

          (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

          (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

          (v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of on e individual.

     c) The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

     d) From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which SSI maintains and will be followed by ISS when voting proxies.

3. Conflicts of Interest. Due to the size and nature of the Firms' operations and the Firms' limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by

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the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the Firm's intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Invesmtent Fund) objects to the Firm's intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

5. Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "ICA")(such Investment Fund a "Registered Fund")), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SC Form N-PX promulgated thereunder, including:

               a)   The name of the issuer of the portfolio security;

               b)   The exchange ticker symbol of the portfolio security;

               c) The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

               d)   The shareholder meeting date;

               e)   A brief identification fo the matter voted on ;

               f) Whether the matter was proposed by the issuer or by a security holder;

               g)   Whether the registrant cast its vote on the matter;

               h) How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors; and

               i) Whether the registrant cast its vote for or against management.

D. Non-Discretionary Accounts

The Firm promptly will forward any proxy solicitation materials concerning the securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client's request, the Firm may, but is not

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obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E. Records

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office (or such third party's office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

TWIN CAPITAL MANAGEMENT, INC.

                        Proxy voting policy and procedure

Twin Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, generally has the responsibility for voting proxies for portfolio securities. When voting, we endeavor to do so consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

21.2 Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records

26

relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

21.3 Responsibility

The Proxy Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

21.4 Procedure

Twin Capital Management, Inc. has adopted procedures to implement the firm's policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

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Voting Procedures

All employees will forward any proxy materials received on behalf of clients to The Proxy Officer;

The Proxy Officer will determine which client accounts hold the security to which the proxy relates;

The Proxy Officer will carefully examine the issues in each proxy received, and will use his best efforts to vote each proxy in the best interests of its client(s), unless it would be in the best interest of its client(s) to abstain from voting. As a general matter, we do not believe it is inconsistent with our responsibilities to support management in votes on routine issues.

Issues such as reorganization and mergers will be treated on a case by case basis. Actions that tend to reduce the accountability of, or unreasonably enrich, management and/or outside directors will be viewed unfavorably. Likewise, dilution or diminution of shareholders' value, interests, or voting power will be considered to be contrary to the interests of the beneficial owners.

Social or moral issues on proxy statements will be reviewed on a case by case basis. Unless given guidance by the client, we will vote on these issues in a manner that does not increase the risk of loss, reduce expected return, or in some way adversely affect the client's investment. Accompanying this responsibility is the potential for a material conflict of interest between Twin and its clients. It is possible that the business interests of Twin could expose it to pressure to vote in a manner that may not be in the best interest of its clients. For example, Twin could manage assets for a company whose management is soliciting proxies. Failure to vote proxies in favor of the management of such company could harm Twin's relationship with the company, particularly if there was a contested matter before shareholders. Furthermore, Twin's executives or their family members could have personal and/or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or could have a personal interest in the outcome of a particular matter before shareholders. If the Proxy Officer, in his best judgment, determines that a material conflict of interest exists, then Twin will make every attempt to disclose this fact to the client(s) affected and obtain their consent before voting their proxies. If this is not reasonably possible, then the Proxy Officer, in consultation with 27 other Twin senior management, will make a determination of how to vote in the best interests of the client(s) involved.

The Proxy Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement, including:

a.) These policies and procedures and any amendments;

b.) Each proxy statement that Twin Capital Management, Inc. receives;

c.) A record of each vote that Twin Capital Management, Inc. casts;

d.) Any document Twin Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

e.) A copy of each written request from a client for information on how Twin Capital Management, Inc. voted such client's proxies, and a copy of any written response. Client Requests for Information All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Officer. In response to any request the Proxy Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Twin Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired. Clients of Twin may obtain information regarding how their proxies were voted by calling, writing, or e-mailing our corporate office located in McMurray, Pennsylvania. Disclosure Twin Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Twin

Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

YACHTMAN ASSET MANAGEMENT CO.

A. Generally

The fiduciary duties of Yacktman Asset Management Co. (YAMCO) require it, when authorized to vote proxies for its clients, including The Yacktman Funds, to make voting decisions consistent with the "economic best interests" of its clients and to review each proxy on a case by case basis with final decisions based on the merits. These guidelines are in accordance with the standards outlined above.

B. Procedures

     1. YAMCO has both the responsibility and authority to vote proxies with respect to the securities in all accounts under its management, but only where expressly given.

     2. For accounts where voting authority expressly is given, it is the responsibility of the client to have all proxy material sent to YAMCO.

     3. YAMCO officers will review any unusual or controversial issues with the final decision on such issues being made by YAMCO's chief executive officer.

     4. YAMCO will maintain and monitor a record of all votes on proxy matters.

C. Guidelines for Voting on Specific Issues

     2. Routine Matters - YAMCO will tend to vote with management on most routine matters, although it reserves the right to vote otherwise. A partial list includes:

          a. Board of Directors;

               1.   Election of Directors;

               2.   Independence of Directors;

               3.   Separate offices of Chairperson and Chief Executive Offices;

               4.   Limiting personal liability; and

               5.   Board's composition and size.

          b. Scheduling of annual meetings;

          c. Appointment of auditors;

          d. Increase in authorized common stock;

          e. Reincorporation;

          f. Employee stock purchase plans;

          g. Charitable, political, or educational contributions; and

          h. Business operations in foreign countries.

   2. Social, Environmental, or Political Proposals - The economic interest of the client is the foremost consideration in the evaluation of these proposals. YAMCO will tend to vote with management on most of the following issues:

          a.   High-Performance workplace practices;

          b.   Restrictive energy or environmental proposals;

          c.   Restrictions on military contracting;

          d.   Limitations of the marketing of controversial products; and

          e. Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

     3. Shareholder Sovereignty - YAMCO will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received shareholders. Issues in this category would include:

          a.   Confidential proxy voting practices;

          b.   Elimination of cumulative voting;

          c.   Greenmail;

          d.   "Poison Pills" or "Golden Parachutes";

          e. Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale; and

          f. The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value.

          g.   Stock option plans.

D. Voting with respect to Securities on Loan

If voting rights with respect to loaned securities owned by clients have passed to the borrower, YAMCO will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the "economic best interests" of the client. For a proposal to have a material effect on the "economic best interests" of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer's stock; (ii) the client must own a sufficient percentage of the issuer's stock so that the client's affirmative or negative vote would be likely to effect the outcome of the proposal; and, with respect to The Yacktman Funds, (iii) the issuer's stock must represent a sufficient portion of a Fund's net assets such that the likely change in the market price of the issuer's stock would affect the net asset value of the Fund.

                     METROPOLITAN WEST ASSET MANAGEMENT, LLC

WEST GATE ADVISORS, LLC
PROXY AND CORPORATE ACTION VOTING POLICIES AND
OVERVIEW OF PROCEDURESJULY 1, 2006
I. POLICY

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Metropolitan West Asset Management, LLC ("MWAM") and West Gate Advisors, LLC
("WGA") act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. When voting proxies or acting on corporate actions for clients, MWAM and WGA's utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.

II. PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act").

III. PROCEDURES

MWAM's 2 Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client's best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

1 For detailed procedures for Class Action and Proxies, see
P:\Compliance-PublicReferenceDocuments\Investment Adviser (MWAM).

2 All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons.

The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management.

The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm's proxy voting policies & procedures.

Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.

A. CONFLICT OF INTEREST

MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser's control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA's interests and the client's, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:

1. Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, they will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to contacting the client, Operations Department shall consult with the Chief Compliance Officer (or his designee). The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict, so that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MWAM and WGA will abstain from voting the securities held by that client's account. 2. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may have a conflict of interest regarding the client's securities to an independent third party for review. Where such independent third party's recommendations are received on a timely basis, MWAM and WGA will vote all such proxies in accordance with the third party's recommendation. If the third party's recommendations are not timely received, MWAM and WGA will abstain from voting the securities held by that client's account.

B. LIMITATIONS

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client's best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.

1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MWAM and WGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by MWAM or WGA it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with MWAM or WGA in accordance with its investment advisory agreement, neither MWAM or WGA will vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value: If MWAM or WGA concludes that the value on a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain from voting a client's proxies. Neither MWAM nor WGA votes proxies received for securities which are no longer held by the client's account. In addition, neither MWAM nor WGA generally votes securities where the economic value of the securities in the client account is less than [$500].

4. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and WGA may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits of the proxy proposal.

5. Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that cannot be identified through the materials received. In these circumstances, MWAM and WGA will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted for various reasons, including: (i) the inability to confirm current client ownership of the security; (ii) the risk of voting contrary to a client's requirements or of voting when the client has reserved voting authority; and
(iii) the administrative burden of voting and tracking a proxy action not related to any particular client account when there is no clear benefit for any particular clients.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

MWAM and WGA will describe in Part II of their Form ADV's (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.

V. GUIDELINES

Proxy Voting

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. VOTE AGAINST

1. Issues regarding Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members' terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding "fair price" provisions;

f. Proposals regarding "poison pill" provisions; and

g. Permitting "green mail".

h. Providing cumulative voting rights.

i. "Social issues," unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

B. VOTE FOR

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.

3. Date and place of annual meeting.

4. Rotation of annual meeting place.

5. Limitation on charitable contributions or fees paid to lawyers.

6. Ratification of directors' actions on routine matters since previous annual meeting.

7. Confidential voting.

8. Limiting directors' liability

C. CASE-BY-CASE

Proposals to:

1. Pay directors solely in stock.

2. Eliminate director mandatory retirement policy.

3. Mandatory retirement age for directors.

4. Rotate annual meeting location/date.

5. Option and stock grants to management and directors.

6. Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

7. Fundamental investment policy changes for registered investment vehicles.

8. Change in corporate governance structures

9. Adoption of amendments to compensation plans, including stock option plans
(R) Class Action Keeping in mind that fiduciary issues should be the primary consideration, each class action and the affected clients will be considered individually in deciding whether or not clients may be eligible to become a member of the class and participate in any settlement or judgment arising from a class action lawsuit Factors involved in this decision include: the amount of the potential settlement, whether the client remains an MWAM client, whether MWAM has any particular insight into the litigation under question, the status of the class action suit, and any other pertinent factors under the circumstances.

/1/ The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

/2/ The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a) Trust Instrument of Registrant as amended and restated on August 14, 2000 (Exhibit incorporated by reference as filed as Exhibit (a) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number 0001004402-00-000327).

(b) By-Laws of Registrant (Exhibit incorporated by reference as filed as Exhibit (b) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

(c) See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).

(d)(1) Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (2) Investment Advisory Agreement between Registrant and Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(d) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

   (3) Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).

   (4) Investment Advisory Agreement between Registrant and Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(9) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (5) Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit
          (d)(11) in post-effective amendment No. 99 via EDGAR on July 31, 2001, accession number 0001004402-01-500152).

   (6) Management Agreement between Registrant and King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 104 via EDGAR on October 30, 2001, accession number 0001004402-01-500264).

   (7) Investment Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 125 via EDGAR on January 27, 2003, accession number 0001004402-03-000044).

   (8) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment
          No. 137 via EDGAR on October 30, 2003, accession number
          0001004402-03-000559).

   (9) Investment Advisory Agreement between Registrant and AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (10) Management Agreement between Registrant and Auxier Asset Management (Exhibit incorporated by reference as filed as Exhibit (d) (19) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (11) Investment Advisory Agreement between Registrant and Windowpane Advisors LLC (Exhibit incorporated by reference as filed as Exhibit
          (d) (20) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (12) Sub-Advisory Agreement between Windowpane Advisors LLC and Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

   (13) Investment Advisory Agreement between Registrant and Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (14) Sub-Advisory Agreements between Absolute Investment Advisers, LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number
          0001275125-05-000241).

   (15) Investment Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d) (25) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).


   (16) Investment Advisory Agreement between Registrant and Dover Investment Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(16) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).


   (17) Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182.

   (18) Investment Advisory Agreement between Registrant and Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit
          (d)(26) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (19) Investment Advisory Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (20) Sub-Advisory Agreement between Brown Investment Advisory Incorporated and Walter Scott & Partners Limited regarding Brown Advisory International Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (21) Investment Advisory Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (22) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and Mohican Financial Management, LLC, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).

   (23) Investment Advisory Agreement between Registrant and Liberty Street Advisors, LLC regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (d)(25) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (24) Form of Sub-Advisory Agreement between Liberty Street Advisors, LLC and Horizon Asset Management, Inc. regarding Liberty Street Horizon Fund is filed as Exhibit (d)(27)in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (25) Sub-Advisory Agreement between Absolute Investment Adviser, LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).

   (26) Sub-Advisory Agreement between Absolute Investment Advisers, LLC and GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(26) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).


   (27) Amendment to the Advisory Agreement between Registrant and Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 229 (40 Act) via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

(e)(1) Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 120 via EDGAR on December 6, 2002, accession number 0001004402-02-000540).

   (2) Distribution Agreement between Registrant and Foreside Fund Services, LLC dated November 24, 2003 as amended and restated October 1, 2004 and August 8, 2005 (Exhibit (e)(2)) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number
          0001275125-06-000394.)

(f)       None.

(g)(1) Custodian Agreement between Registrant and Brown Investment Advisory & Trust Company relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 130 via EDGAR on July 15, 2003, accession number
          0001004402-03-000431).

   (2) Global Custodial Services Agreement between Forum Funds and Citibank, N.A (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).

(h)(1) Accounting, Administration and Transfer Agency Services Agreement between Registrant and Citibank, N.A. dated April 20, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (2)(2) Shareholder Service Plan of Registrant dated March 18, 1998 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed as Exhibit (9)(d) in post-effective amendment No. 65 via EDGAR on September 30, 1998, accession number 0001004402-98-000530).

   (3) Shareholder Service Plan of Registrant dated March 29, 2001, relating to Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(12) in post-effective amendment No. 91 via EDGAR on April 3, 2001, accession number 0001004402-01-000118).

   (4) Shareholder Service Plan of Registrant dated November 24, 2003 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 142 via EDGAR on February 26, 2004, accession number 0001275125-04-000027).

   (5) Shareholder Service Plan of Registrant dated September 14, 2004 relating to Jordan Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (h) (10) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number 0001275125-04-000313).

   (6) Shareholder Service Plan of Registrant dated September 22, 2004 relating to Brown Advisory Funds (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).


   (7) Contractual Fee Waiver Agreement between Registrant and King Investment Advisors, Inc. regarding Fountainhead Special Value Fund dated February 13, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(7) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).


   (8) Contractual Fee Waiver Agreement between Registrant and Winslow Management Company, LLC to be filed by subsequent post-effective amendment.

   (9) Contractual Fee Waiver Agreement between Registrant and D.F. Dent and Company, Inc. regarding DF Dent Premier Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (10) Contractual Fee Waiver Agreement between Registrant and AH Lisanti Capital Growth, LLC regarding Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as Exhibit (h)(10) in post effective amendment No. 229 via EDGAR on April 29, 2008, accession number 0001193125-08-095347).

   (11) Contractual Fee Waiver Agreement between Registrant and Auxier Asset Management LLC regarding Auxier Focus Fund dated October 5, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(11) in post-effective amendment No. 220 Via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

   (12) Contractual Fee Waiver Agreement between Registrant and Absolute Investment Advisers, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as Exhibit (h)(13) in post-effective amendment 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539).

   (13) Contractual Fee Waiver Agreement between Registrant and Dover Investment Management LLC regarding Dover Responsibility Fund dated January 23, 2008 (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

   (14) Form of Contractual Fee Waiver Agreement between Registrant and Alex. Brown Investment Management regarding Flag Investors Equity Opportunity Fund and Flag Investors Income Opportunity Fund dated November 29, 2007 (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 226 via EDGAR on February 29, 2008, accession number 0001193125-08-043797).

   (15) Compliance Services Agreement between Registrant and Foreside Compliance Services, LLC dated October 1, 2004 as amended and restated June 1, 2005 and August 8, 2006 (Exhibit (h)(22) in post-effective amendment No. 195 via EDGAR on September 15, 2006 accession number 0001275125-06-000394.)

   (16) Contractual Fee Waiver Agreement between Registrant and Liberty Street Advisors, Inc. regarding Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (h)(18) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (17) Contractual Fee Waiver Agreement between Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (h) (19) in post-effective amendment No 211 via EDGAR on July 16, 2007, accession number 0001193125-07-155675).

   (18) Contractual Fee Waiver Agreement between Registrant and Merk Investments, LLC regarding Merk Hard Currency Fund (Exhibit incorporated by reference as Exhibit (h)(20) in post-effective amendment number 212 via EDGAR on July 30, 2007, accession number 0001193125-07-165539)

   (19) Contractual Fee Waiver Agreement between Registrant and Brown Investment Advisory Incorporated regarding Brown Advisory Growth Equity Fund A Shares; Brown Advisory Value Equity Fund A Shares; Brown Advisory Small-Cap Value Fund A Shares; Brown Advisory Small-Cap Growth Fund A Shares; Brown Advisory Opportunity Fund Institutional and A Shares; Brown Advisory Real Estate Fund Institutional Shares; and Brown Advisory Maryland Bond Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 217 via Edgar on September 28, 2007, accession number 0001193125-07-210050).

   (20) Letter of Agreement between Registrant and RDK Strategies, LLC regarding Brown Advisory International Fund (Exhibit incorporated by reference as Exhibit(h)(22) in post-effective amendment No. 217 via Edgar on September 28, 2007 accession number 0001193125-07-210050).

   (21) Contractual fee waiver Agreement between Registrant and Dover Corporate Responsibility Management, LLC regarding Dover Long/Short Sector Fund (Exhibit incorporated by reference as Exhibit (h)(21) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).


(i) Opinion and Consent of Counsel (Exhibit incorporated by reference as Exhibit (i) in post-effective amendment No. 217 via EDGAR on September 28, 2007, accession number 0001193125-07-210050).


(j)       None.


(k)       None.

(l) Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).

(m)(1) Rule 12b-1 Plan adopted by Forum Funds for Absolute Strategies Fund, Auxier Focus Fund, Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Opportunity Fund, Brown Advisory Intermediate Income Fund, Dover Long/Short Sector Fund,
          Dover Responsibility Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, Merk Hard Currency Fund, SteepleView Fund, Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund, Liberty Street Horizon Fund (Exhibit incorporated by reference as Exhibit (m)(1) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

(n)(1) Rule 18f-3 Plan dated August 1, 2002 (as amended February 13, 2006) adopted by Registrant for Brown Advisory Small-Cap Growth Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Value Equity Fund, Brown Advisory Growth Equity Fund, Brown Advisory International Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Real Estate Fund, Brown Advisory Opportunity Fund and Brown Advisory Small-Cap Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(2) in post-effective amendment No. 188 via EDGAR on February 24, 2006, accession number 0001275125-06-000062).

   (2) Rule 18f-3 Plan dated September 14, 2004 adopted by Registrant for Auxier Focus Fund (Investor, A and C Shares) (Exhibit incorporated by reference as filed as Exhibit n(3) in post-effective amendment No. 151 via EDGAR on September 17, 2004, accession number
          0001275125-04-000313).

   (3) Rule 18f-3 Plan adopted by Registrant for Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (n)(5) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (4) Rule 18f-3 Plan adopted by Registrant for Merk Hard Currency Fund (Exhibit incorporated by reference as filed as Exhibit (n)(6) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (5) Rule 18f-3 Plan adopted by Registrant for Dover Responsibility Fund (Exhibit incorporated by reference as filed as Exhibit (n)(7) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (6) Rule 18f-3 Plan adopted by Registrant for Golden Large Core Value Fund and Golden Small Core Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 179 via EDGAR on August 12, 2005, accession number 0001275125-05-000389).

   (7) Rule 18f-3 Plan adopted by Registrant for Winslow Green Growth Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).

   (8) Rule 18f-3 Plan adopted by Registrant for Flag Investors - Equity Opportunity Fund and Flag Investors - Income Opportunity Fund (Exhibit incorporated by reference as filed as Exhibit (n)(8) in post-effective amendment No. 198 via EDGAR on November 28, 2006, accession number 0001193125-06-243002).

   (9) Rule 18f-3 Plan adopted by Registrant for Liberty Street Horizon Fund to be filed by further amendment.

  (10) Rule 18f-3 Plan adopted by Registrant for Dover Long/Short Sector Fund (Exhibit incorporated by reference as filed as Exhibit (n)(10) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).



   (11) Rule 18f-3 Plan adopted by Registrant for Grisanti Brown Value Fund (Exhibit incorporated by reference as filed as Exhibit (n)(11) in post-effective amendment No. 226 via EDGAR on January 28, 2008, accession number 0001193125-08-013520).


(p)(1) Code of Ethics adopted by Registrant (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number
          0001275125-05-000362).

   (2) Code of Ethics adopted by Brown Investment Advisory Incorporated (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number 0001275125-05-000327).

   (3) Code of Ethics adopted by H.M. Payson & Co (Exhibit incorporated by reference as filed as Exhibit (p)(3) in post-effective amendment No. 83 via EDGAR on September 29, 2000, accession number
          0001004402-00-000327).

   (4) Code of Ethics adopted by Austin Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 82 via EDGAR on August 14, 2000, accession number 0001004402-00-000283).

   (5) Code of Ethics adopted by Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(6) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (6) Code of Ethics adopted by Winslow Management Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 187 via EDGAR on December 28, 2005, accession number 0001275125-05-000626).

   (7) Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 98 via EDGAR on June 28, 2001, accession number 0001004402-01-500127).

   (8) Code of Ethics adopted by King Investment Advisors, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post effective amendment No.166 via EDGAR on February 28, 2005, accession number 0001275125-05-000122).

   (9) Code of Ethics adopted by Philadelphia International Advisors, LP (Exhibit incorporated by reference as filed as Exhibit (p)(12) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (10) Code of Ethics adopted by Cardinal Capital Management, L.L.C. (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (11) Code of Ethics adopted by AH Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 197 via EDGAR on October 30, 2006 accession number 0001193125-06-218204).

   (12) Code of Ethics adopted by Citigroup Global Transaction Services, Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)
          (1) in post-effective amendment No. 147 via EDGAR on July 30, 2004, accession number 0001275125-04-000225).

   (13) Code of Ethics adopted by Walter Scott & Partners Limited (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (14) Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(17) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (15) Code of Ethics adopted by Windowpane Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 162 via EDGAR on February 23, 2005, accession number 0001275125-05-00085).

   (16) Code of Ethics adopted by Hellman, Jordan Management Co., Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (17) Code of Ethics adopted by Forum Investment Advisors, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 157 via EDGAR on December 9, 2004, accession number 0001275125-04-000419).

   (18) Code of Ethics adopted by Absolute Investment Advisers, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(23) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (19) Code of Ethics adopted by Aronson+Johnson+Ortiz, LP (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (20) Code of Ethics adopted by Bernzott Capital Advisors (Exhibit incorporated by reference as filed as Exhibit (p)(25) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (21) Code of Ethics adopted by Contravisory Research & Management Corp. (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (22) Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(28) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).

   (23) Code of Ethics adopted by Kinetics Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (24) Code of Ethics adopted by Loomis, Sayles & Company, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (25) Code of Ethics adopted by Metropolitan West Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (26) Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (27) Code of Ethics adopted by TWIN Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(36) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (28) Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(37) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (29) Code of Ethics adopted by Merk Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number
          0001275125-05-000215).

   (30) Code of Ethics adopted by Dover Corporate Responsibility Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(39) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).

   (31) Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 191 via EDGAR on April 25, 2006, accession number 0001193125-06-088043)

   (32) Code of Ethics adopted by Spears, Grisanti & Brown, LLC (Exhibit incorporated by reference as filed as Exhibit (p) (41) in post-effective amendment No. 180 via Edgar on September 27, 2005, accession number 0001275125-05-000478).

   (33) Code of Ethics adopted by Alex. Brown Investment Management (Exhibit incorporated by reference as Exhibit (p)(34) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (34) Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(42) in post-effective amendment No. 175 via Edgar on July 1, 2005, accession number
          0001275125-05-000327).

   (35) Code of Ethics of Mohican Financial Management, LLC is filed as Exhiibit (p)(36) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 0001193125-07-096322.

   (36)   Code of Ethics of Liberty Street Advisors, LLC is filed as Exhibit
          (p)(37) in post-effective amendment No. 209 via EDGAR on April 30, 2007, accession number 000-1193125-07-096322.

   (37) Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as Exhibit (p)(38) in post effective amendment No. 210 via EDGAR on May 30, 2007, accession number 0000898432-07-000571).

   (38) Code of Ethics adopted by GMB Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(38) in post-effective amendment No. 220 via EDGAR on October 31, 2007, accession number 0001193125-07-231202).

Other Exhibits:

(A) Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis and
    J. Michael Parish, Trustees of Registrant (Exhibits incorporated by reference as other Exhibits (A) in post-effective amendment No. 219 via EDGAR on October 11, 2007, accession number 0001193125-07-216958).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    None

ITEM 25. INDEMNIFICATION

    In accordance with Section 3803 of the Delaware Business Trust Act, Section
    10.02 of Registrant's Trust Instrument provides as follows:

    "10.02. INDEMNIFICATION

    (a) Subject to the exceptions and limitations contained in Section (b) below:

       (i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

       (ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (b) No indemnification shall be provided hereunder to a Covered Person:

       (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

       (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

           (A) By the court or other body approving the settlement;

           (B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

           (C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

    (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

    (e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    (f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former

    Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Austin Investment Management, Inc.; Auxier Asset Management, LLC, H.M. Payson & Co.; and King Investment Advisors, Inc. include language similar to the following:

    "SECTION 4. STANDARD OF CARE. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder."

    With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreements between the Trust and Alex. Brown Investment Management; Absolute Investment Advisers, LLC; AH Lisanti Capital Growth, LLC; Brown Investment Advisory Incorporated; D.F. Dent and Company, Inc.; Golden Capital Management, LLC; Mastrapasqua & Associates; Merk Investments, LLC; Polaris Capital Management, Inc.; Spears, Grisanti & Brown, LLC; Windowpane Advisors, LLC; and Winslow Capital Management, LLC provide similarly as follows:

    "SECTION 5. STANDARD OF CARE. (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for error of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder. (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply."

    With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

    "(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

    After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration

    Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

    (b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

    (c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

        (i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

        (ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in
    Section 7 of this Agreement ("Trust Claims").

    (d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

    (e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

    (f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

    (g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

    (h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

    (i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a) Winslow Management Company, LLC

    The following chart reflects the directors and officers of Winslow, including their business connections, which are of a substantial nature. The address of Winslow is 99 High Street, 12th Floor, Boston, Massachusetts 02104 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Jack W. Robinson          President and Chief    Winslow, Adams
                              Investment Officer     Harkness Financial
                                                     Group

    Elizabeth Cluett Thors    Partner                Winslow

    Matthew W. Patsky         Partner                Winslow

(b) AH Lisanti Capital Growth, LLC

    The following chart reflects the directors and officers of AH Lisanti, including their business connections, which are of a substantial nature. The address of AH Lisanti is 623 5th Avenue, New York, NY 10022 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mary Lisanti              President              AH Lisanti

    John Adams                Chairman               AH Lisanti, Canaccord
                                                     Adams Inc.

    Kevin Dunn                Director               AH Lisanti, Canaccord
                                                     Adams Inc.

(c) Austin Investment Management, Inc.

    The following chart reflects the directors and officers of Austin, including their business connections of a substantial nature. The address of Austin is Madison Avenue, 28th Floor, New York, New York 10022.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter A. Vlachos          Founder & President    Austin Investment
                                                     Management, Inc.

    Anthony G. Orphanos       Managing Director      Austin Investment
                                                     Management, Inc.

    David E. Rappa            Managing Director      Austin Investment
                                                     Management, Inc.

    Zoe A. Vlachos            Managing Director      Austin Investment
                                                     Management, Inc.

(d) Auxier Asset Management LLC

    The following chart reflects the directors and officers of Auxier, including their business connections, which are of a substantial nature. The address of Auxier is 5000 S.W. Meadows Road, Suite 410, Lake Oswego, OR 97035-2224 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

      Name                      Title                  Business Connection
      ------------------------  ---------------------  -------------------
      James J. Auxier           Chief Executive        Auxier
                                Officer

      Lillian Walker            Chief Compliance       Auxier
                                Officer

(e) Brown Investment Advisory Incorporated

    The following chart reflects the directors and officers of Brown, including their business connections, which are of a substantial nature. The address of Brown, Brown Investment Advisory & Trust Company and Brown Advisory Holdings, Incorporated is 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael D. Hankin         President & Director   Brown

                              Director and Chief     Brown Investment
                              Executive Officer,     Advisory and Trust
                              Trustee                Company

                              Director, President    Brown Advisory
                              and Chief Executive    Holdings, Incorporated
                              Officer

    David M. Churchill        Treasurer & Director   Brown

                              Treasurer and Chief    Brown Investment
                              Financial Officer      Advisory and Trust
                                                     Company

                              Treasurer and Chief    Brown Advisory
                              Financial Officer      Holdings, Incorporated

    Patrick J. Ventura        Chief Compliance       Brown
                              Officer

(f) Cardinal Capital Management, L.L.C.

    The following chart reflects the directors and officers of Cardinal, including their business connections, which are of a substantial nature. The address of Cardinal is One Fawcett Place, Greenwich, Connecticut 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Amy K. Minella            Managing Partner       Cardinal

    Eugene Fox                Managing Director      Cardinal

    Robert B. Kirkpatrick     Managing Director      Cardinal

    Thomas J. Spelman         Managing               Cardinal
                                 Director/Chief
                              Financial
                              Officer/Chief
                               Compliance Officer

(g) D.F. Dent and Company, Inc.

    The following chart reflects the directors and officers of D.F. Dent, including their business connections, which are of a substantial nature. The address of D.F. Dent is 2 East Read Street, Baltimore, Maryland 21201 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Daniel F. Dent            President and          D.F. Dent
                              Treasurer

    Sutherland C. Ellwood     Vice President         D.F. Dent

    Thomas F. O'Neil          Vice President and     D.F. Dent
                              Secretary

    Linda W. McCleary         Vice President         D.F. Dent

(h) Golden Capital Management, LLC

    The following chart reflects the directors and officers of Golden Capital Management, LLC including their business connections, which are of a substantial nature. The address of Golden Capital Management, LLC is Five Resource Square, 10715 David Taylor Drive, Suite 150, Charlotte, North Carolina 28262 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Greg Golden               Principal, President   Golden Capital
                              & CEO                  Management

    Jeff C. Moser             Principal, Managing    Golden Capital
                              Director               Management

    Jonathan Cangalosi        Managing Director      Golden Capital
                                                     Management

    Lynette Alexander         Managing Director &    Golden Capital
                              CCO                    Management

    Robi Elnekave             Managing Director      Golden Capital
                                                     Management

(i) H.M. Payson & Co.

    The following chart reflects the directors and officers of H.M. Payson & Co., including their business connections, which are of a substantial nature. The address of H.M. Payson & Co. is One Portland Square, Portland, Maine 04101.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John C. Downing           Managing Director,     H.M. Payson & Co.
                              Treasurer,
                                Chief Compliance
                              Officer

    Thomas M. Pierce          Managing Director      H.M. Payson & Co.

    Peter E. Robbins          Managing Director,     H.M. Payson & Co.
                                Chief Investment
                              Officer

    John H. Walker            Managing Director,     H.M. Payson & Co.
                              Chairman of the Board

    Teresa M. Esposito        Managing Director,     H.M. Payson & Co.
                                Chief Operations
                              Officer

    John C. Knox              Managing Director      H.M. Payson & Co.

    Michael R. Currie         Managing Director,     H.M. Payson & Co.
                              President

    William N. Weickert       Managing Director,     H.M. Payson & Co.
                              Director of Research

(j) King Investment Advisors, Inc.

    The following chart reflects the directors and officers of King, including their business connections, which are of a substantial nature. The address of King is 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                              Title             Business Connection
    ------------------------  ----------------------   ----------------------
    Roger E. King             Chairman and President   King

    John R. Servis            Director                 King

                              Owner, Commercial        John R. Servis
                              Real Estate              Properties
                                                       626 Wilcrest Dr.
                                                       Houston,TX 77024

    Pat H. Swanson            Chief Compliance Officer King

    Jane D. Lightfoot         Secretary/Treasurer      King

(k) Munder Capital Management

   The following chart reflects the directors and principal executive officers of Munder, including their business connections, which are of a substantial nature.The address of Munder is 480 Pierce Street, Birmingham, Michigan 48009 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    James S.Adams             Chief Executive         Munder
                                Officer and Chief
                               Investment Officer

    Peter K. Hoglund          Managing Director       Munder
                              and Chief
                                 Administrative
                              Officer

    Anne K. Kennedy           Managing Director       Munder

    Peter G. Root             Managing Director       Munder
                              and Chief Investment
                              Officer

    Stephen J. Shenkenberg    Managing Director,      Munder
                                General Counsel,
                                Chief Compliance
                              Officer and
                              Secretary

   Sharon E. Fayolle          Managing Director       Munder

   Beth A. Obear              Managing Director       Munder

   James V. Fitzgerald        Managing Director       Munder

   Tony Y. Dong               Managing Director       Munder

   Munder Capital Holdings,   General Partner         Munder
   LLC

   Munder Capital Holdings    General Partner         Munder
   II, LLC

(l) Polaris Capital Management, Inc.

    The following chart reflects the directors and officers of Polaris, including their business connections, which are of a substantial nature. The address of Polaris is 125 Summer Street, Boston, Massachusetts 02110 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bernard R. Horn, Jr.      President, Portfolio   Polaris
                              Manager

    Edward E. Wendell, Jr.    Treasurer              Polaris

                              President              Boston Investor
                                                     Services, Inc.

(m) Grisanti Brown & Partners, LLC

    The following chart reflects the directors and officers of Spears, Grisanti & Brown, LLC, including their business connections, which are of a substantial nature. The address of Shaker is 45 Rockefeller Plaza, 17th Floor, New York, New York, 10111 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Vance C. Brown            Principal              Spears, Grisanti &
                                                     Brown

    Christopher C. Grisanti   Principal              Spears, Grisanti &
                                                     Brown

(n) Windowpane Advisors, LLC

    The following chart reflects the directors and officers of Windowpane, including their business connections, which are of a substantial nature. The address of Windowpane is 60 W. Broadway, Suite 1010, San Diego, California 92101-3355 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Michael Stolper           Managing Member        Windowpane

    Barbara Ann Malone        Managing Member        Windowpane

(o) Hellman, Jordan Management Co., Inc.

    The following chart reflects the directors and officers of Hellman, including their business connections, which are of a substantial nature. The address of Hellman is 75 State Street, Boston, Massachusetts 02109 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gerald R. Jordan, Jr.     Chairman               Hellman

    Gerald Reid Jordan        President              Hellman

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Nicholas Gleysteen        Senior Vice President  Hellman

    Susan G. Lynch
                              Vice President         Hellman

    Luke Murphy
                              Vice President         Hellman

    Ethan T. Brown
                              Vice President         Hellman

(p) GMB Capital Management, LLC

    The following chart reflects the directors and principal executive officers of GMB, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1200, Boston, Massachusetts 02109 and unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------- ----------------------
    Gabriel R. Bitran         Managing Member,       GMB
                                Chief Investment
                              Officer
    Marco Bitran              Managing Member,       GMB
                                 Chief Operating
                              Officer
    Kirstin Anderson          Chief Financial        GMB
                                 Officer, Chief
                               Compliance Officer

(q) Absolute Investment Advisers, LLC

    The following chart reflects the directors and officers of Absolute, including their business connections, which are of a substantial nature. The address of Absolute is 350 Lincoln Street, Suite 216, Hingham, MA 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Anthony R. Bosch          Principal              Absolute

    Brian D. Hlidek           Principal              Absolute

    James P. Compson          Principal              Absolute

    Christian E. Aymond       Principal              Absolute

    Alexander H. Petro        Principal              Absolute

    Fort Hill Capital         Direct Owner           Absolute
    Management

(r) Aronson+Johnson+Ortiz, LP

    The following chart reflects the directors and officers of Aronson, including their business connections, which are of a substantial nature. The address of Aronson is 230 South Broad Street, 20/th/ Floor, Philadelphia, Pennsylvania 19102 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Theodore R. Aronson       Managing Principal;    Aronson;
                              Limited Partner;       Member of
                              Member of Aronson+     Aronson+Johnson+Ortiz,
                              Johnson+ Ortiz, LLC    LLC

                              Principal; Limited     Aronson
    Martha E. Ortiz           Partner

                              Principal; Limited     Aronson
    Kevin M. Johnson          Partner

                              Principal; Limited     Aronson
    Paul E. Dodge             Partner

                              Principal; Limited     Aronson
    Stefani Cranston          Partner

                              Principal; Limited     Aronson
    Gina Maria N. Moore       Partner

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Gregory J. Rogers         Principal; Limited     Aronson
                              Partner

    Aronson+Johnson+Ortiz,    General Partner        Aronson
    LLC

    Joseph F. Dietrick        Chief Compliance       Aronson
                              Officer; Chief Legal
                              Officer

    Douglas D. Dixon          Principal; Limited     Aronson
                              Partner

    R. Brian Wenzinger        Principal; Limited     Aronson
                              Partner

(s) Bernzott Capital Advisors

    The following chart reflects the directors and officers of Bernzott, including their business connections, which are of a substantial nature. The address of Bernzott is 888 W. Ventura Blvd., Suite B, Camarillo, California 93010-8383 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Kevin Bernzott            Chairman; CEO;         Bernzott
                               Compliance Officer

    Peter F. Banks            President; Chief       Bernzott
                               Investment Officer

    Dale A. Eucker            Director               Bernzott

    Randall A. Schouten       Director               Bernzott

    Priscilla A. Olsen        Chief Financial        Bernzott
                              Officer

    Denelle Rutherford        Director               Bernzott

    Thomas A. Derse           Director               Bernzott

    Madeline Rhods            Director               Bernzott

    Bernzott Capital          Shareholder            Bernzott
    Advisors Profit Sharing
    Plan

    Hans Walsh                Director               Bernzott

(t) Contravisory Research & Management Corp.

    The following chart reflects the directors and officers of Contravisory, including their business connections, which are of a substantial nature. The address of Contravisory is 99 Derby Street, Suite 302, Hingham, Massachusetts 02043 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    George E. Noonan, Jr.     Chairman               Contravisory

    William M. Noonan         President & Chief      Contravisory
                                Executive Officer

    Philip A. Noonan          Chief Operating        Contravisory
                              Officer

(u) Horizon Asset Management, Inc.

    The following chart reflects the directors and officers of Horizon, including their business connections, which are of a substantial nature. The address of Horizon is 470 Park Avenue South, 4th Floor , New York, New York 10016 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Denise M. Kashey          Director               Horizon

    Steven Bregman            Director; President &  Horizon
                                Chief Operations
                              Officer

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Peter Doyle               Director; Vice
                              President;             Horizon

    Thomas C. Ewing
                              Director               Horizon

    Andrew M. Fishman
                                Chief Compliance
                                 Officer;General
                              Counsel & Secretary    Horizon

    John Meditz
                                 Vice Chairman;
                              Director               Horizon

    Murray Stahl
                              Chairman; Treasurer &
                                 Chief Executive
                              Officer                Horizon

(v) Kinetics Asset Management, Inc.

    The following chart reflects the directors and officers of Kinetics, including their business connections, which are of a substantial nature. The address of Kinetics is 16 New Broadway, Sleepy Hollow, New York 10591 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Bruce P. Abel             Director; Secretary    Kinetics

    Lawrence P. Doyle         Chairman               Kinetics

    Peter Doyle               President; CEO;        Kinetics
                                 Director; Chief
                              Investment Strategist

    Andrew M. Fishman         Chief Compliance       Kinetics
                               Officer & Assistant
                              Secretary

    Leonid Polyakov           Director; CFO          Kinetics

    James G. Doyle            Of Counsel             Kinetics

    Jay Kesslen               General Counsel        Kinetics

    Frank Costa               Shareholder            Kinetics

    Kinetics Voting Trust     Trust is Shareholder   Kinetics

    Susan C. Conway           Shareholder            Kinetics

    Karen & Larry Doyle       Shareholder            Kinetics
    Irrevocable Trust

    Karen Doyle Trust         Shareholder            Kinetics

    Lawrence Doyle Trust      Shareholder            Kinetics

(w) Metropolitan West Asset Management, LLC


    The following chart reflects the directors and officers of Metropolitan, including their business connections, which are of a substantial nature. The address of Metropolitan is 11766 Wilshire Blvd., Suite 1580, Los Angeles, California 90025-6552 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Tad Rivelle               Chief Investment       Metropolitan West
                                Officer; Managing
                              Director

    Laird R. Landmann         Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Scott B. Dubchansky       Chief Executive        Metropolitan West
                                Officer, Managing
                              Director

    Bryan Whalen              Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Mitchell Flack            Specialist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Stephen M. Kane           Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Joseph D. Hattesohl       Chief Financial        Metropolitan West
                                Officer; Managing
                              Director

    David B. Lippman          Generalist Portfolio   Metropolitan West
                                Manager; Managing
                              Director

    Anthony C. Scibelli       Director of            Metropolitan West
                               Marketing; Managing
                              Director

    Patrick A. Moore          Director of Client     Metropolitan West
                                Service; Managing
                              Director

    Keith T. Kirk             Chief Compliance       Metropolitan West
                              Officer

    MWAM Holdings, LLC        Member                 Metropolitan West


(x) SSI Investment Management, Inc.


    The following chart reflects the directors and officers of SSI, including their business connections, which are of a substantial nature. The address of SSI is 9440 Santa Monica Blvd., 8th Floor, Beverly Hills, California 90210 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    John D. Gottfurcht        President              SSI

    Amy J. Gottfurcht         Chairman; CEO;         SSI
                              Secretary

    George M. Douglas         Vice President; Chief  SSI
                               Investment Officer

    Syed F. Mehdi             CCO; Vice President    SSI
                                 Human Resources

    David W. Rosenfelder      Vice President;        SSI
                                Portfolio Manager


(y) TWIN Capital Management, Inc.


    The following chart reflects the directors and officers of TWIN, including their business connections, which are of a substantial nature. The address of TWIN is 3244 Washington Road, Suite 202, McMurray, Pennsylvania 15317-

    3153 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Geoffrey Gerber           President; CIO         TWIN

    James D. Drake            Controller; Chief      TWIN
                               Compliance Officer

    Christopher Erfort        Senior Vice            TWIN
                              President, Portfolio
                              Management

    James Hough               Senior Vice            TWIN
                              President,
                              Quantitative Systems


(z)Yacktman Asset Management Co.


    The following chart reflects the directors and officers of Yacktman, including their business connections, which are of a substantial nature. The address of Yacktman is 1110 Lake Cook Road, Suite 385, Buffalo Grove, Illinois 60089 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Donald A. Yacktman        President & Treasurer  Yacktman

    Ronald W. Ball            Senior Vice President  Yacktman

    Stephen A. Yacktman       Senior Vice President  Yacktman
                              & Secretary

    Jason Subotky             Vice President         Yacktman

    Russell Wilkins           Vice President         Yacktman

    Kent Arnett               Vice President &
                                Chief Compliance
                              Officer


(aa)Kovitz Investment Group, LLC.


    The following chart reflects the directors and officers of Kovitz, including their business connections, which are of a substantial nature. The address of Kovitz is 222 West Adams Street, Suite 2160, Chicago, Illinois 60606 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Mitchell A. Kovitz        Chief Executive        Kovitz
                              Officer

    Jonathan A. Shapiro       Chief Financial        Kovitz
                              Officer

    Marc S. Brenner           President, Chief       Kovitz
                                Legal Officer and
                                Chief Compliance
                              Officer

    Bruce A. Weininger        Vice President         Kovitz

    Harold (Skip)             Managing Director      Kovitz
    Gianopulos, Jr.

    Edward W. Edens           Director-Client        Kovitz
                              Services

    Richard P. Salerno        Director-Fixed Income  Kovitz


(bb)Mohican Financial Management, LLC.


    The following chart reflects the directors and officers of Mohican, including their business connections, which are of a substantial nature. The address of Mohican is 21 Railroad Avenue, Suite 35, Cooperstown, New York 13326 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Eric C. Hage              Managing Member,       Mohican
                                 Chief Executive
                                 Officer & Chief
                               Information Officer

    Daniel C. Hage            Chief Operating        Mohican
                               Officer and Senior
                              Trader

(cc)Merk Investments, LLC


    The following chart reflects the directors and officers of Merk, including their business connections, which are of a substantial nature. The address of Merk is 555 Bryant Avenue #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  -----------------------
    Axel Merk                 President              Merk

    Kimberly Schuster         Chief Compliance       Merk
                              Officer                Falcon Research, Inc.
                              Chief Financial        Feshbach Investments,
                              Officer                LLC
                                                     Main Office:
                                                     33 N. Garden Ave.,
                                                     Ste. 770
                                                     Clearwater, FL 33755
                                                     Phone: 727-298-5436
                                                     Fax: 727-298-5402
                                                     CFO Office:
                                                     2762 Bayshore Parkway
                                                     #1001
                                                     Mountain View, CA 94043


(dd)Dover Investment Management LLC


    The following chart reflects the directors and officers of Dover, including their business connections, which are of a substantial nature. The address of Dover is 140 Greenwich Avenue, Greenwich, CT 06830 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                     Business Connection
    ------------------------  ------------------------ ----------------------
    Richard M. Fuscone        Chairman                 Dover

    Douglas R. Cliggott       Chief Investment Officer Dover

    Kathryn P. Beller         Chief Compliance Officer Dover


(ee)Alex. Brown Investment Management


    The following chart reflects the directors and officers of Alex. Brown, including their business connections, which are of a substantial nature. The address of Alex. Brown is 1 South Street, Baltimore, MD 21202 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Lee S. Owen               Co-President           Alex. Brown

    Bruce E. Behrens          Co-President           Alex. Brown

    James D. Brown            Director               Alex. Brown

    Robert H. Vernon          Director               Alex. Brown

    Hobart C. Buppert         Director, Portfolio    Alex. Brown
                              Manager

    Nancy I. Denney           Chief Compliance       Alex. Brown
                              Officer


(ff)Liberty Street Advisors, LLC


    The following chart reflects the directors and officers of Liberty Street Advisors, LLC, including their business connections, which are of a substantial nature. The address of Liberty Street Advisors, LLC is 55 Liberty Street,

    New York, New York 10005, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    James Celico              Chief Financial        Liberty Street
                              Officer

    Raymond Hill              Chairman               Liberty Street

    Timothy Reick             CEO and Chief          Liberty Street
                               Compliance Officer


(gg) GMB Capital Management, LLC


    The following chart reflects the directors and officers of GMB Capital Management LLC, including their business connections, which are of a substantial nature. The address of GMB is Ten Post Office Square, Suite 1210, Boston, MA 02109 and, unless indicated otherwise below, that address is the principal address of any company with which the directors and officers are connected

    Name                      Title                   Business Connection
    ------------------------  ---------------------  ----------------------
    Marco Bitran              Managing Member        Professor, Sloan
                                                     School Management

    Gabriel R. Bitran         Managing Member

    Kristian N. Anderson      Principal

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Foreside Fund Services, LLC, Registrant's Principal Underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

    American Beacon Funds                         Monarch Funds
    American Beacon Mileage Funds                 PMC Funds, Series of the
    American Beacon Select Funds                  Trust for Professional
    Bridgeway Funds, Inc.                         Managers
    Central Park Group Multi-Event Fund           Sound Shore Fund, Inc.
    Century Capital Management Trust              Wintergreen Fund, Inc.
    Forum Funds                                   The CNL Funds
    FocusShares Trust                             The Japan Fund, Inc.
    Henderson Global Funds                        SPA ETF Trust
    Hirtle Callaghan Trust                        Nets Trust
    Ironwood Series Trust

(b) The following are officers of Foreside Fund Services, LLC, the Registrant's Principal Underwriter. Their business address is Two Portland Square, First Floor, Portland, Maine 04101.


                              Position with              Position with
    Name                      Underwriter                  Registrant
    ------------------------  ---------------------  ----------------------

    Mark S. Redman            President              None

    Nanette K. Chern          Vice President,        AMLCO
                                Secretary & Chief
                               Compliance Officer

    Richard J. Berthy         Vice President &       None
                               Treasurer

    Mark A. Fairbanks         Vice President,        None
                              Assistant Secretary &
                              Deputy Chief
                               Compliance Officer


(c) Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 26 hereof.

ITEM 29. MANAGEMENT SERVICES

    Not Applicable.

ITEM 30. UNDERTAKINGS

    None.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Maine, on May 30, 2008.


                                              FORUM FUNDS

                                              By: /s/ Simon D. Collier
                                                  -----------------------------
                                                  Simon D. Collier, President


Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on May 30, 2008.


(a) Principal Executive Officer

    /s/ Simon D. Collier
    -----------------------------------------
    Simon D. Collier
    President

(b) Principal Financial Officer

    /s/ Trudance L.C. Bakke
    -----------------------------------------
    Trudance L.C. Bakke
    Principal Financial Officer and Treasurer

(c) A majority of the Trustees

    John Y. Keffer, Trustee*
    James C. Cheng, Trustee*
    J. Michael Parish, Trustee*
    Costas Azariadis, Trustee*


    By: /s/ Trudance L.C. Bakke
        -------------------------
        Trudance L.C. Bakke

        Attorney in fact
--------
* Pursuant to powers of attorney previously filed as Other Exhibits (A).

                                 EXHIBIT LIST

EXHIBIT